Exhibit 10.41
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
BiTE Research Collaboration Agreement
     This BiTE Research Collaboration Agreement (“Agreement”) is made and entered into effective as of June 6, 2003 (the “Effective Date”), by and between Micromet AG, having its principal place of business at Staffelseestrasse 2, 81477, Munich, Germany (“Micromet”), and MedImmune, Inc., having its principal place of business at 35 W. Watkins Mill Road, Gaithersburg, MD 20878 (“MedImmune”). Micromet and MedImmune each may be referred to herein individually as a “Party,” or collectively as the “Parties.”
Recitals
     A. Micromet is a biotechnology company that has developed the BiTE product platform, which is useful for the development of antibody-based pharmaceutical products.
     B. MedImmune is a biotechnology company with experience in the development and commercialization of pharmaceutical products.
     C. MedImmune desires to develop pharmaceutical products that target certain antigens using Micromet’s BiTE product platform.
     D. Micromet and MedImmune desire to collaborate on the development and commercialization of BiTE products binding to antigens designated by MedImmune that are proprietary to MedImmune or in the public domain.
     In consideration of the foregoing premises and the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
Agreement
1. Definitions
     When used in this Agreement, capitalized terms will have the meanings as defined below and throughout this Agreement.
     1.1 “Affiliate” means a legal entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with a Party. For purposes of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means (a) the possession, directly or indirectly, of the power to direct the management or policies of a legal entity, whether through the ownership of voting securities or by contract relating to voting rights or corporate governance, or (b) the ownership, directly or indirectly, of more than 50% of the voting securities or other ownership interest of a legal entity; provided, however, that if local law restricts foreign ownership, control will be established by direct or indirect ownership of the maximum ownership percentage that may, under such local law, be owned by foreign interests.

     1.2 “Applicable Law” means the laws, rules, and regulations, including any statutes, rules, regulations, or other requirements, that may be in effect from time to time and that apply to the development, manufacture, registration, and marketing of Collaboration Product in the United States and the European Union and its member states, including any such statutes, rules, regulations, or other requirements of the FDA and the EMEA. If MedImmune is manufacturing Collaboration Product for sale in Japan, the term “Applicable Law” will be deemed to include the laws, rules, and regulations, including any rules, regulations, or other requirements of the Ministry of Health, Labor and Welfare and any other Japanese regulatory authorities, that may be in effect from time to time and apply to the development, manufacture, registration, and marketing of Collaboration Product in Japan.
     1.3 “Approved Collaboration Product” means a Collaboration Product selected by the JDC pursuant to Section 4.1.1 for further development in a pre-clinical development program.
     1.4 “BiTE Molecule” means a polypeptide comprising a bi-specific Single Chain Antibody binding to T-cells.
     1.5 “BiTE Product” means any composition or formulation containing a BiTE Molecule.
     1.6 “BLA” means a Biologics License Application filed with the FDA in conformance with applicable laws and regulations.
     1.7 “cGMP” means current Good Manufacturing Practices as contained in 21 CFR Parts 210 and 211 as amended from time to time, and the equivalent Applicable Laws in jurisdictions outside the United States.
     1.8 “Clinical Trial Materials” means Collaboration Product formulated in accordance with applicable specifications, and placebo of such formulations, for administration to patients in clinical trials.
     1.9 “Collaboration Product” means any composition or formulation containing a BiTE Molecule binding to a Collaboration Target.
     1.10 “Collaboration Target” means any Target selected by MedImmune pursuant to Section 2 that becomes a Collaboration Target pursuant to Section 2.2.2.
     1.11 “Collaboration Technology” means Joint Collaboration Technology, MedImmune Collaboration Technology and Micromet Collaboration Technology.
     1.12 “Commercial Process” means a commercial scale manufacturing process for a Collaboration Product that is compliant with all Applicable Laws.
     1.13 “Commercialization” means the marketing, promotion, advertising, selling or distribution of a pharmaceutical product in a country after Marketing Approval has been obtained in such country for such product. The term “Commercialize” has a correlative meaning.
     1.14 “Commercially Reasonable Efforts” means those efforts consistent with the exercise of prudent scientific and business judgment, as applied by a Party to the development of its own research or development projects at a similar stage of development or Commercialization of pharmaceutical products of similar market potential and market size, at a similar stage in the product life cycle, taking into account the risk of development or Commercialization of the product, the cost-effectiveness of efforts or resources, the competitiveness of alternative products that are or are expected to be in the marketplace, the scope and duration of patent rights or other proprietary rights related to the product, the profitability of the product and alternative products and other relevant commercial factors.
     1.15 “Control” and, with correlative meaning, the term “Controlled,” means, with respect to any Patent, Know-How, or other intellectual property right of a Party, the ability to grant the other Party access, a license or a sublicense (as applicable) or right to use such Patent, Know-How, or intellectual property right as provided in this Agreement without violating the terms of any agreement or other arrangement with any Third Party existing at the time such Party would be required under this Agreement to grant the other Party such access, license, sublicense or right of use.
     1.16 “Co-Promotion Option” has the meaning set forth in Section 5.1.
     1.17 “Development Activities” means any activities to be performed in connection with the development of Collaboration Product pursuant to a Development Plan, including any in vitro or in vivo studies, clinical studies in humans, and the preparation and filing of BLAs and MAAs.
     1.18 “Development Cost” means the aggregate amount of costs incurred by MedImmune in research and development of a Collaboration Product, including Commercial Process development and regulatory filing costs as determined in a reasonable manner consistent with MedImmune’s normal internal cost accounting practices and in accordance with generally accepted accounting principles, consisting of: (i) [***], (ii) [***], (iii) [***], and [***], (iv) [***].
     1.19 “Development Plan” has the meaning set forth in Section 3.2.4.
     1.20 “EMEA” means the European Medicines Evaluation Agency and any successor agency thereof.
     1.21 “Europe” means the countries located in Europe and including the Russian Federation and Turkey.
     1.22 “Excluded Target” has the meaning set forth in Section 2.2.1.
     1.23 “FDA” means the United States Food and Drug Administration, and any successor agency thereof.
     1.24 “FTE” means the equivalent of a total of [***] per year of scientific or technical work on or directly related to the execution or implementation of a Research Plan or a Development Plan or other tasks to be performed under this Agreement, carried out by a qualified employee of a Party, except to the extent included in [***]. Scientific or technical work includes performing research, experimental laboratory work, developing manufacturing processes for Collaboration Products, conducting pre-clinical and clinical development of Collaboration Products, recording and writing up results, reviewing literature and references, holding scientific discussions, and attending conferences in the relevant field.

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     1.25 “FTE Rate” means US$[***] per FTE per annum for MedImmune, and €[***] per FTE per annum for Micromet, which amount includes, for each FTE, [***]), [***], [***] and [***].
     1.26 “Fully-Burdened Manufacturing Cost” means the consolidated fully burdened cost incurred by MedImmune in the manufacture of Collaboration Product, consisting of: (i) [***]; (ii) [***]; (iii) [***], excluding any [***]; (iv) a charge for [***]; (v) [***] costs; (vi) a charge for [***]; and (vii) charges for [***]; and (viii) [***] that are paid to a [***] with respect to [***]; in each of the above cases to the extent reasonably allocable to the manufacture of Collaboration Product as determined in accordance with United States generally accepted accounting principles as applied by MedImmune consistently for all its products. To the extent that manufacturing of Collaboration Product or any component thereof is performed for MedImmune by a Third Party, amounts paid by MedImmune to such Third Party in connection with the manufacturing of Collaboration Product or any component thereof, excluding any process development amortization costs paid to such Third Party, will be added to the aggregate amount of the foregoing items (i) through (viii).
     1.27 “IND” means an Investigational New Drug Application filed with the FDA.
     1.28 “Independent MedImmune Technology” means any Patent or Know-How, other than Collaboration Technology, that (a) is Controlled by MedImmune or its Affiliates at any time during the Term, and (b) claims or covers the composition, use, or manufacture of Collaboration Product, or compounds or materials used or employed in the manufacture or use thereof or, in the case of Know-How, is useful with respect to any of the foregoing.
     1.29 “Independent Micromet Technology” means: (a) any Know-How (i) that, as of the Effective Date, has been used or is being used by Micromet with respect to research, development, or production of Collaboration Products, or (ii) that is Controlled by Micromet at any time during the Term, in each case to the extent that such Know-How is useful with respect to the research, development, or production of Collaboration Products; and (b) any Patent (i) that is owned by or licensed to Micromet as of the Effective Date, (ii) that becomes owned by Micromet at any time during the Term, except to the extent that such Patent is acquired from a Third Party under terms that prevent Micromet from granting the licenses contemplated herein, or (iii) that is licensed to Micromet by a Third Party under an agreement entered into after the Effective Date and as to which Micromet has the right to grant the sublicenses contemplated herein, and in each of the foregoing cases only to the extent that such Patent claims or covers a Collaboration Product or the manufacture or use thereof or compounds or compositions used or employed in the manufacture or use of a Collaboration Product. Independent Micromet Technology includes the Patents listed in Exhibits A-1 and A-2.
     1.30 “JDC” has the meaning set forth in Section 3.1.1.
     1.31 “Joint Collaboration Technology” means any Patents and Know-How made or generated jointly by employees, Third Party agents or independent contractors of both Parties or their Affiliates during the course of, in furtherance of, and as a direct result of such employees, agents or independent contractors performing an activity pursuant to this Agreement.

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     1.32 “JPT” has the meaning set forth in Section 3.2.1.
     1.33 “JPT Leader” has the meaning set forth in Section 3.2.1.
     1.34 “Know-How” means (a) any scientific or technical information, results and data of any type whatsoever, in any tangible or intangible form whatsoever, including databases, practices, methods, techniques, specifications, formulations, formulae, knowledge, know-how, skill, experience, test data including pharmacological, medicinal chemistry, biological, chemical, biochemical, toxicological and clinical test data, analytical and quality control data, stability data, studies and procedures, and manufacturing process and development information, results and data, and (b) any biological, chemical, or physical materials.
     1.35 “Licensed Technology” means the Independent Micromet Technology, the Micromet Collaboration Technology, and Micromet’s rights and interest in Joint Collaboration Technology.
     1.36 “MAA” means a marketing approval application filed with the EMEA, and any corresponding applications in countries or territories other than the European Union and the United States.
     1.37 “Major European Markets” means [***] and [***].
     1.38 “Marketing Approval” means the approval of a BLA or MAA, and any pricing and reimbursement approvals to the extent required by Applicable Law prior to the marketing and sale of pharmaceutical products in a country.
     1.39 “MedImmune Collaboration Technology” means any Patents and Know-How, other than MedImmune Process Technology, made or generated solely by employees, or Third Party agents or independent contractors of MedImmune or its Affiliates during the course of, in furtherance of, and as a direct result of such employees, agents or independent contractors performing an activity pursuant to this Agreement.
     1.40 “MedImmune Process Technology” means any Patents and Know-How made or generated solely by employees, Third Party agents or independent contractors of MedImmune or its Affiliates during the course of, in furtherance of, and as a direct result of such employees, agents or independent contractors performing an activity pursuant to this Agreement, in each case that is useful for the manufacture of a Collaboration Product.
     1.41 “Micromet Collaboration Technology” means any Patents and Know-How made or generated solely by employees, Third Party agents or independent contractors of Micromet or its Affiliates during the course of, in furtherance of, and as a direct result of such employees, agents or independent contractors performing an activity pursuant to this Agreement.
     1.42 “Net Profits” has the meaning as defined in Exhibit B.
     1.43 “Net Sales” means the gross amount invoiced to Third Parties or received from Third Parties without prior invoice by a Party, its Affiliates, or any of their sublicensees for the sale of a Collaboration

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Product, less: (a) trade, quantity and cash discounts allowed; (b) commissions, discounts, refunds, rebates (including federal, state or local government rebates), chargebacks, retroactive price adjustments, all to the extent allowed; (c) refunds or credits for actual returns of a Collaboration Product; (d) any tax imposed on the production, sale, delivery or use of a Collaboration Product, including, without limitation, sales, use, excise or value added taxes, other than income taxes; (e) freight and insurance costs included in the gross amount invoiced; (f) a reasonable allowance for distribution expenses; and (g) actual write-offs of uncollectible accounts receivable. Such amounts will be determined from the books and records of the applicable Party, Affiliate, or sublicensee in accordance with United States generally accepted accounting principles as applied by such entity consistently across its products. “Net Sales” excludes any amounts invoiced or received in connection with any transfers of a Collaboration Product between a Party and its Affiliates or their sublicensees who have the right to Commercialize a Collaboration Product.
     1.44 “Non-Proprietary Target” means a Target that is not a Proprietary Target.
     1.45 “Patents” means (a) all patents and patent applications in any country or supranational jurisdiction, and (b) any provisionals, substitutions, divisions, continuations, continuations in part, reissues, renewals, registrations, confirmations, reexaminations, extensions, supplementary protection certificates and the like, of any such patents or patent applications.
     1.46 “Phase I Clinical Trial” means, as to a specific Collaboration Product, the first controlled and lawful study in humans of the safety of such Collaboration Product, which is prospectively designed to generate sufficient data (if successful) to commence a Phase II Clinical Trial of such Collaboration Product, as further defined in Federal Regulation 21 C.F.R. 312.21, or corresponding Applicable Laws outside the United States.
     1.47 “Phase II Clinical Trial” means, as to a specific Collaboration Product, a controlled and lawful study in humans of the safety, dose ranging and efficacy of such Collaboration Product, which is prospectively designed to generate sufficient data (if successful) to commence a Pivotal Trial of such Collaboration Product, as further defined in Federal Regulation 21 C.F.R. 312.21, or corresponding Applicable Laws outside the United States.
     1.48 “Pivotal Trial” means a clinical trial that is of size and design agreed to by the FDA that is appropriate to establish that a pharmaceutical product is safe and effective for its intended use, to define warnings, precautions and adverse reactions that are associated with the pharmaceutical product in the dosage range to be prescribed, and to support Marketing Approval of such pharmaceutical product or label expansion of such pharmaceutical product.
     1.49 “Proprietary Target” means any Target (a) that is set forth on Exhibit C, or (b) as to which, at the time of receipt of a Selection Notice for such Target, a BiTE Molecule binding to such Target, or use of such a BiTE Molecule, is subject to issued Patents or patent applications that: (i) are owned or exclusively licensed by MedImmune, (ii) in the case of patent applications, have been submitted to the European Patent office or filed under the Patent Cooperation Treaty designating Europe, (iii) in the case of issued Patents, have at least [***] of patent protection remaining on one or more claims of such Patents, and (iv) would reasonably be expected to exclude Micromet from developing and Commercializing a BiTE Product against such Target in Europe.

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     1.50 “Qualified Sales Force” means, with respect to a Collaboration Product in a country, a sales organization for such Collaboration Product capable of covering the target audience for such Collaboration Product in such country to the lesser of: (a) [***]% of such target audience, and (b) the percentage of the [***] that is [***] of such Collaboration Product in such country.
     1.51 “Research Plan” has the meaning as defined in Section 3.2.3.
     1.52 “Single Chain Antibody” means a single chain polypeptide having a binding affinity for one or more Targets, and comprising: (a) a first polypeptide segment having a light chain variable region, (b) a second polypeptide segment having a heavy chain variable region, and (c) at least one peptide linker linking the first and second polypeptide segments into a single chain polypeptide.
     1.53 “Target” means a cell-surface antigen.
     1.54 “Technology Acquisition Agreement” means any agreement entered into before or after the Effective Date between a Party and a Third Party under which such Party is granted a license to or is assigned (a) any of such Third Party’s Patents that claim the composition, use, or manufacture of Collaboration Product, or (b) any of such Third Party’s Know-How that covers or is useful with respect to the composition, use, or manufacture of Collaboration Product. The Technology Acquisition Agreements of Micromet that exist as of the Effective Date are listed in Exhibit D.
     1.55 “Technology Acquisition Payments” means license fees, milestone payments, or royalties payable by a Party to a Third Party under any Technology Acquisition Agreement in connection with the development or Commercialization of a Collaboration Product.
     1.56 “Territory” means all countries of the world, except that with respect to Collaboration Products that bind to a Non-Proprietary Target, the Territory means all countries of the world except the countries in Europe.
     1.57 “Third Party” means any entity other than Micromet, MedImmune or their respective Affiliates.
     1.58 “Upstream Licensor” means Micromet’s licensor of the [***] Patent.
     1.59 “Valid Claim” means an issued claim of an issued patent that has not (a) expired or been canceled, (b) been declared invalid by a decision of a court or other appropriate body of competent jurisdiction that has not been appealed or that is not appealable, (c) been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, or (d) been abandoned or disclaimed.
     1.60 “[***] Patent” means the patent listed in Exhibit E.
2. Selection of Collaboration Targets
     2.1 Identification of Targets by MedImmune.

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          2.1.1 Selection Notice. During the period beginning on the Effective Date and ending [***] after Micromet initiates work under Section 4.1.1 with respect to the first Collaboration Target (the “Selection Period”), MedImmune has the right to provide Micromet written notice of specific Targets with respect to which MedImmune wishes to commence the development of a BiTE Molecule. Each such notice (a “Selection Notice”) will set forth a detailed description of the Target, including any Patents of MedImmune or Patents of Third Parties known to MedImmune that may claim such Target or the use thereof or antibodies against such Target, as well as a description of whether such Target, in MedImmune’s estimation, is a Proprietary Target or a Non-Proprietary Target. The Selection Period may be extended by successive [***] periods upon mutual agreement of the Parties no later than 30 days prior to the expiration of the original Selection Period or any extension thereof. MedImmune agrees to provide a Selection Notice within [***] from the Effective Date and, if MedImmune fails to do so, as the sole and exclusive remedy for such failure, Micromet may terminate this Agreement.
          2.1.2 Target Limitation. MedImmune may provide a Selection Notice for Proprietary Targets until [***] such Proprietary Targets have become Collaboration Targets as provided for in Section 2.2. Except with the prior written consent of Micromet, MedImmune’s right under Section 2.1.1 to provide Selection Notices for Targets will expire at the time when a total of [***] Targets have become Collaboration Targets pursuant to Section 2.2. In the event that there is a change in Target status under Section 2.2.3, MedImmune will have the right to select such Target even if MedImmune has selected the maximum number of Targets under this Section 2.1.2.
     2.2 Gatekeeping Process.
          2.2.1 Exclusion Criteria. Upon receipt of a Selection Notice, Micromet will within [***] days determine whether the Target described in such Selection Notice is the same as: (a) any Target set forth on Exhibit F; (b) any Target that, at such time, is part of a development program conducted at Micromet that has been approved by Micromet’s Project Monitoring Committee; (c) any Target for which at such time Micromet has granted a Third Party the exclusive right to develop or Commercialize a BiTE Product that binds to such Target; or (d) any Target for which Micromet at such time is in good faith discussions with a Third Party respecting an agreement to grant such Third Party an exclusive right to develop, co-develop with Micromet, or Commercialize a BiTE Product that binds to such Target (each such Target described in (a), (b), (c), and (d) above an “Excluded Target”).
          2.2.2 Notification by Micromet. If a Target described in a Selection Notice is an Excluded Target, then Micromet will notify MedImmune in writing of the grounds for the exclusion during the [***] period described above. If a Target described in a Selection Notice is not an Excluded Target, then Micromet will notify MedImmune in writing thereof during the [***] period described above, and such Target will become a Collaboration Target upon dispatch of such notice to MedImmune or upon the failure of Micromet to provide any notice during such [***] period. For each Target that becomes a Collaboration Target under this Section 2.2.2, Micromet will provide notice to MedImmune of Micromet’s determination as to whether such Collaboration Target is a Proprietary Target. Each such notice will include reasonable documentation supporting Micromet’s determination. If the Parties fail to agree as to whether a Collaboration Target is a Proprietary Target (including, without limitation, due to a disagreement as to whether one or more claims in a patent application would reasonably be expected to be granted),

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MedImmune will have the right to submit such issue to arbitration under Section 22.4. If a Target described in a Selection Notice as a Proprietary Target is, as the result of arbitration, judged not to be a Proprietary Target, then MedImmune may withdraw such Target from selection and such Target will be treated for the purposes of the limits set forth in Section 2.1.2 as if MedImmune had not submitted a Selection Notice for such Target.
          2.2.3 Change of Target Status.
               (a) If a Target designated an Excluded Target pursuant to Section 2.2.1 becomes available for selection as a Collaboration Target in that the circumstance of Section 2.2.1 that caused the Target to become an Excluded Target no longer exists, then as of such date, such Target will no longer be deemed an Excluded Target under Section 2.2.1, Micromet will promptly notify MedImmune of such availability, and MedImmune may thereafter tender a Selection Notice with respect to such Target as provided in Section 2.1.1.
               (b) If with respect to a Target designated an Excluded Target pursuant to Section 2.2.1(d) Micromet does not execute an agreement under which a Third Party is granted an exclusive right to develop, co-develop with Micromet, or Commercialize a BiTE Product that binds to such Excluded Target within [***]s following such designation, then, as of the expiration of such [***] period, such Target will no longer be deemed an Excluded Target under Section 2.2.1(d), Micromet will promptly notify MedImmune thereof, and MedImmune may thereafter tender a Selection Notice with respect to such Target as provided in Section 2.1.1.
3. Collaboration Governance for Collaboration Products
     3.1 Joint Development Committee.
          3.1.1 Establishment of the JDC. Promptly after the first Target becomes a Collaboration Target pursuant to Section 2, the Parties will establish a joint development committee (the “JDC”), which will oversee the research and development of Collaboration Products under this Agreement. Each Party will appoint two employees to serve as its representatives on the JDC. From time to time, Micromet and MedImmune each may substitute any of its representatives on the JDC. The JDC will meet in person not less than once every calendar semester. Each Party will bear its own costs associated with holding and attending such meetings. Subject to the provisions of this Section 3, the JDC will establish its own procedural rules for its operation.
          3.1.2 Tasks of the JDC. The JDC will: (a) select Approved Collaboration Products for preclinical development from BiTE Molecules constructed by Micromet pursuant to Section 4.1.1; (b) review and approve the Research Plan for each Approved Collaboration Product and any updates or amendments thereto proposed by the JPT; (c) prior to the filing of the first IND for any Approved Collaboration Product, determine the indications to be pursued in the clinical development of such products; (d) review and approve the Development Plan for each Approved Collaboration Product and any updates or amendments thereto proposed by the JPT; (e) review the product lifecycle plans for Approved Collaboration Products, including indication and label expansions, new dosage forms, and new formulations or delivery systems; and (f) take such other actions as are expressly delegated to the JDC in this Agreement.

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          3.1.3 JDC Meetings. Each Party will designate one of its representatives on the JDC as a co-chairperson. The co-chairpersons will be responsible for organizing the meetings of the JDC and for setting the agenda of the meetings. An agenda will be agreed upon by the co-chairpersons and be distributed to the Parties no less than one week before any JDC meeting. Upon prior written notice to the other Party, a Party may, in its discretion, invite non-voting employees, consultants or advisors (which consultants and advisors will be under an obligation of confidentiality no less stringent than the terms set forth in Section 15) to attend any meeting of the JDC. Each meeting of the JDC will include at least one representative from each Party.
          3.1.4 Meeting Minutes. Minutes will be kept of all JDC meetings by the hosting Party and sent to all members of the JDC for review and approval within 7 days after each meeting. Minutes will be deemed approved unless any member of the JDC objects to the accuracy of such minutes by providing written notice to the other members of the JDC within 14 days of receipt of the minutes. In the event of any such objection that is not resolved by mutual agreement of both co-chairpersons, such minutes will be amended to reflect such unresolved dispute.
          3.1.5 Decision Making.
               (a) The JDC will take action by unanimous consent of its members, with each representative having a single vote, or by a written resolution signed by all of the representatives.
               (b) If the JDC is unable to reach unanimous consent on a particular matter, then the matter will be referred to the Chief Executive Officers the Parties who will use good faith efforts to resolve such matter. If such officers fail to resolve such matter, then the [***] of [***] will finally decide the issue, except that if such matter is primarily related to Micromet’s activities to be performed for the development in Europe of an Approved Collaboration Product that binds to a Non-Proprietary Target, the [***] of [***] will finally decide the issue.
               (c) Notwithstanding the provisions in this Section 3.1.5 above, if the matter concerns a dispute regarding the interpretation of this Agreement, the performance or alleged nonperformance of a Party’s obligations under this Agreement, or any other alleged breach of this Agreement, such matter will be decided in accordance with the terms of Section 22.4.
               (d) The JDC will not have any power to amend this Agreement and will have only such powers as are specifically delegated to it under this Agreement. Without limiting the preceding sentence, the Parties understand and agree that the JDC has no decision-making authority with respect to Commercialization of any Approved Collaboration Product.
     3.2 Joint Project Team.
          3.2.1 Establishment of the JPT. Promptly after the Effective Date, the JDC will establish a joint project team consisting of an adequate number of employees of both Parties that will be responsible for managing the execution of each Development Plan (the “JPT”). Each Party will designate one of its JPT members as the co-leader of the JPT (each, a “JPT Leader”). The JPT Leaders may, in their

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discretion, create sub-teams of the JPT for the purpose of carrying out specific tasks provided for in a Development Plan.
          3.2.2 Decision Making. The JPT will act by unanimous consent of its members or by a written resolution signed by both JPT Leaders. If the JPT is unable to reach unanimous consent on a particular matter, either JPT Leader may refer such matter to the JDC for resolution.
          3.2.3 Research Plan. Promptly after a Target becomes a Collaboration Target pursuant to Section 2.2.2, the JPT will prepare a plan for the construction of BiTE Molecules binding to the Collaboration Target, and the pre-clinical development of Approved Collaboration Products binding to such target up to and including the filing of an IND for such products (each such plan a “Research Plan”). Each such Research Plan will provide for Micromet to construct the BiTE Molecules and, if applicable, to perform any re-engineering thereof, and will include a detailed set of features or specifications for such BiTE Molecules. Each Research Plan will include a budget of the costs and expenses to be incurred by the Parties and their subcontractors in the performance of the tasks and activities described in such Research Plan, as well as a description of the preclinical proof of concept criteria described in clause (1) of the table set forth in Section 13.1. Any changes to the Research Plan, including changes to the target dates included in the Research Plan or the budget, will be discussed in the JPT. The JPT will update the Research Plan for approval by the JDC from time to time, but in any case at least semi-annually.
          3.2.4 Development Plan. Promptly after the decision of the JDC to file an IND for a particular Approved Collaboration Product, the JPT will develop the clinical development strategy and prepare a plan for the clinical development through the filing of Marketing Approvals for such Approved Collaboration Product in the Major European Markets, the United States and Japan (each such plan a “Development Plan”). Each Development Plan will include a budget of the costs and expenses to be incurred by the Parties and their subcontractors in the performance of the tasks and activities described in such Development Plan. Any changes to a Development Plan, including changes to the target dates included in the Development Plan or the budget, will be discussed in the JPT. The JPT will update each Development Plan for approval by the JDC from time to time, but in any case at least semi-annually.
          3.2.5 Reporting. Within [***] after the end of each calendar quarter and at least one week prior to any JDC meeting, the JPT Leaders will provide to the JDC a written progress report, which will describe the progress made in the execution of the Research Plans and Development Plans since the last such report. In addition to the progress reports provided hereunder, it is contemplated that the Parties and the JPT Leaders will maintain informal communications through the JDC on their day-to-day activities under this Agreement.
          3.2.6 Agendas; Meetings; Minutes. The JPT Leaders will be responsible for organizing the meetings of the JPT and for setting the agenda of the meetings. An agenda will be agreed upon by the JPT Leaders and distributed to the Parties no less than one week before any JPT meeting. Minutes will be kept of all JPT meetings by the hosting Party and sent to all members of the JPT for review and approval within 7 days after each meeting. Minutes will be deemed approved unless any member of the JPT objects to the accuracy of such minutes by providing written notice to the other members of the JPT within 14 days

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of receipt of the minutes. In the event of any such objection that is not resolved by mutual agreement of both JPT Leaders, such minutes will be amended to reflect such unresolved dispute.
4. Research and Development of Collaboration Products
4.1 Preclinical Research and Development.
          4.1.1 No later than [***] after the approval of each Research Plan by the JDC, Micromet will commence with the construction of BiTE Molecules, and will be responsible for creating BiTE Molecules that meet the specifications contained in such Research Plan. Micromet will present the JDC with any BiTE Molecules meeting the applicable criteria, and the JDC may select one or more of such BiTE Molecules as an Approved Collaboration Product for further development in a pre-clinical development program as further described in the applicable Research Plan. Micromet will not be obligated to initiate work under more than one Research Plan during any [***] period.
          4.1.2 Each Party will use Commercially Reasonable Efforts to perform the tasks assigned to it in each Research Plan with respect to the preparation of an IND filing for the applicable Approved Collaboration Product.
     4.2 Clinical Development of Collaboration Products binding to Proprietary Targets. With respect to the development of any Approved Collaboration Product binding to a Proprietary Target, and as set forth in greater detail in each applicable Development Plan, as between Micromet and MedImmune, MedImmune will have the sole right to (a) perform any Development Activities necessary to enable the filing of a BLA and MAAs in the indications set forth in the applicable Development Plan in the Territory, and (b) file and prosecute such BLA and MAAs through the grant of Marketing Approval for such Approved Collaboration Product in the Territory. Without limiting the foregoing, Micromet will not conduct any clinical trial for an Approved Collaboration Product binding to a Proprietary Target without MedImmune’s express, prior, written consent.
     4.3 Clinical Development of Collaboration Products binding to Non-Proprietary Targets.
          4.3.1 With respect to the development of any Approved Collaboration Product binding to a Non-Proprietary Target, and as set forth in greater detail in each applicable Development Plan, as between Micromet and MedImmune, MedImmune will have the sole right to: (i) perform any Development Activities necessary to enable the filing of a BLA and the MAAs in the indications set forth in the applicable Development Plan in countries outside of Europe; (ii) file and prosecute such BLA and MAAs through the grant of Marketing Approval for such Approved Collaboration Product in countries outside of Europe; and (iii) perform any Development Activities provided for in the Development Plan for the development of the applicable Approved Collaboration Product in Europe up to and including the completion of Phase I Clinical Trials, if any. MedImmune will not conduct any clinical trial in Europe for an Approved Collaboration Product binding to Non-Proprietary Targets after the completion of Phase I Clinical Trials for such Approved Collaboration Product without Micromet’s express, prior, written consent. Micromet will not conduct any clinical trial in the Territory for Approved Collaboration Products binding to Non-Proprietary Targets without MedImmune’s express prior written consent.

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          4.3.2 With respect to the development of any Approved Collaboration Product binding to a Non-Proprietary Target, Micromet or its designees will perform any Development Activities in addition to those performed by MedImmune pursuant to Section 4.3.1 above as may be necessary to obtain Marketing Approval for such Approved Collaboration Product in Europe. Micromet will not conduct any clinical trial for such Approved Collaboration Products in countries outside of Europe without MedImmune’s express, prior, written consent.
          4.3.3 The Parties will continuously inform each other of their Development Activities with respect to any Approved Collaboration Product binding to a Non-Proprietary Target that is developed by Micromet pursuant to Section 4.3.2 above, through their interactions in the JPT and through progress reports submitted to the JDC. Upon the reasonable request of a Party, the other Party will provide the requesting Party with copies of clinical trial protocols, preliminary reports and final reports of any clinical studies performed by such other Party, and any other information or data Controlled by such other Party relating to such product.
          4.3.4 Each Party hereby grants to the other Party (the “Passive Party”) the right to use and reference: (a) any non-clinical data, clinical data (including raw data, safety data, and efficacy data), and clinical trial protocols relating to any Approved Collaboration Product binding to a Non-Proprietary Target, (b) any INDs, BLAs, MAAs, other regulatory filings, and Marketing Approvals for any such Approved Collaboration Product, and (c) any correspondence with any regulatory authorities relating to any such Approved Collaboration Product; in each case, as generated, developed or received by or on behalf of the granting Party in the course of the performance of this Agreement, and in each case, for the development of Approved Collaboration Products and the filing and prosecution of any INDs, BLAs, and MAAs, and the maintenance of any Marketing Approvals and other regulatory approvals of Approved Collaboration Products by the Passive Party in countries outside of Europe (if MedImmune is the Passive Party) or in countries inside of Europe (if Micromet is the Passive Party). In addition, if a Party receives notice of a scheduled meeting or visit with a regulatory authority relating to such Party’s development, manufacture, or Commercialization of an Approved Collaboration Product binding to a Non-Proprietary Target, then such Party will notify the Passive Party of such meeting or visit and such Passive Party will have the right to have [***] representatives of such Passive Party present at such meeting or visit, provided that each such representative remains a silent observer throughout such meeting or visit. Each Party will take all necessary and proper acts, and will cause its employees, Affiliates, agents, and independent contractors to take such necessary and proper acts, to effectuate the rights of use and reference provided in this Section 4.3.4.
     4.4 Research and Development Costs.
          4.4.1 Research Plan.
               (a) MedImmune will bear the costs and expenses incurred by MedImmune in the performance of activities under the Research Plan. MedImmune will pay any costs and expenses incurred by Micromet in the performance of any activities provided for in the Research Plan quarterly in advance within [***] after receipt of a corresponding invoice from Micromet that estimates the costs and expenses for such quarter. Micromet employees will be charged on an hourly basis at the FTE Rate. Goods and services provided by Third Parties specified and agreed upon in the Research Plan that are paid by

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Micromet will be charged at [***]. In no event will MedImmune be obligated to make any payments to Micromet for research activities that are not included in the applicable Research Plan or that are in excess of [***]% of the amount included in the budget of such Research Plan for a calendar year, unless such expenses have been approved in writing by the JDC in advance. In no event will Micromet be obligated to incur costs and expenses for research activities that are not included in the applicable Research Plan or costs and expenses in excess of the amount included in the budget of such Research Plan, unless such costs and expenses have been approved in writing by the JDC in advance.
               (b) Micromet will provide quarterly reports on its activities under each Research Plan and the costs and expenses for such activities. If such report reveals that Micromet’s actual, documented costs and expenses were lower than the amount paid by MedImmune in advance for such quarter, the overpayment will be credited to the next payment due under this Section 4.4. If such report reveals that Micromet’s actual, documented costs and expenses were higher than the amount paid by MedImmune in advance for such quarter, MedImmune will make a supplemental payment for the unpaid amount within [***] after receipt of such report.
               (c) MedImmune will have the right to terminate research with respect to Collaboration Products against a Collaboration Target and the activities under a Research Plan with respect thereto by [***] prior written notice to Micromet, and after the expiration of such [***] period, MedImmune will no longer be obligated for costs and expenses incurred by Micromet with respect to Collaboration Products against such Collaboration Target. During such 3-month period, MedImmune will be responsible for the costs and expenses that are reasonably incurred in terminating the activities under the Research Plan, including without limitation any ongoing personnel costs for Micromet employees engaged in such activities, to the extent such employees cannot be reassigned to other projects.
          4.4.2 Development Plan. Unless expressly agreed otherwise, each Party will bear any costs and expenses incurred by such Party in the performance of Development Activities provided for in a particular Development Plan.
     4.5 Diligence.
          4.5.1 MedImmune will use Commercially Reasonable Efforts (a) to develop and to obtain Marketing Approval in [***], the [***] and [***] for an Approved Collaboration Product binding to each Proprietary Target, (b) to develop and to obtain Marketing Approval in [***] and [***] for an Approved Collaboration Product binding to each Non-Proprietary Target, and (c) to develop a Commercial Process for each Approved Collaboration Product developed by MedImmune under this Agreement. It is expressly understood that MedImmune will not be required to perform trials for or seek Marketing Approval for an Approved Collaboration Product in [***] [***] (with respect to Approved Collaboration Products binding to Proprietary Targets) until MedImmune has obtained Marketing Approval for such Approved Collaboration Product in [***]. It is further expressly understood that MedImmune will not be required to perform trials for or seek Marketing Approval for an Approved Collaboration Product in [***] until MedImmune has obtained Marketing Approval for such Approved Collaboration Product in [***] and [***] (with respect to Approved Collaboration Products binding to Proprietary Targets). All efforts of MedImmune’s Affiliates and sublicensees, together with any efforts of Micromet performed under a

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Development Plan (to the extent applicable to MedImmune’s development efforts for the applicable country), will be considered efforts of MedImmune for the purpose of determining MedImmune’s compliance with its obligations under this Section 4.5.1.
          4.5.2 If Micromet determines that MedImmune has failed to meet its obligations under Section 4.5.1 with respect to an Approved Collaboration Product, then, as the sole and exclusive remedy for such failure, Micromet will have the right to terminate the licenses granted to MedImmune under this Agreement with respect to such Approved Collaboration Product pursuant to Section 17.2.
          4.5.3 Micromet will use Commercially Reasonable Efforts to construct BiTE Molecules meeting the specifications in the Research Plans and otherwise to perform the activities assigned to Micromet in each Research Plan and Development Plan.
     4.6 Exchange of CMC Documentation. Upon completion of development of each Commercial Process for an Approved Collaboration Product binding to a Non-Proprietary Target, MedImmune will provide to Micromet, or at the discretion of MedImmune to the applicable regulatory agency, all necessary CMC documentation for Europe in the possession of MedImmune, its Affiliates, contractors, or licensees and, as reasonably requested by Micromet, assistance with the presentation of such documentation to regulatory authorities in Europe, all as required for filing in Europe of an MAA relating to the manufacture of the applicable Collaboration Product by means of such Commercial Process and Micromet will reimburse MedImmune at the FTE Rate for such assistance.
     4.7 Restrictions on Development and Commercialization of Licensed Products
          4.7.1 During the period commencing on the Effective Date and ending on the earlier of (a) the date 4 years after the Effective Date, and (b) any termination of this Agreement, MedImmune hereby covenants not to engage, directly or indirectly, in the research, development, or Commercialization of any BiTE Product that is not an Approved Collaboration Product under this Agreement or a “Licensed Product” under that certain Collaboration and License Agreement executed by the Parties on the Effective Date.
          4.7.2 During the Term, Micromet will not itself or through any Third Party (whether through the grant of a license or otherwise) develop or Commercialize outside of Europe any Collaboration Product binding to Non-Proprietary Targets, except as expressly permitted under the terms of this Agreement. During the Term, MedImmune will not itself or through a Third Party, whether through the grant of a license or otherwise, develop or Commercialize in Europe any Collaboration Product binding to Non-Proprietary Targets.
          4.7.3 During the period that MedImmune has licenses under this Agreement to a Collaboration Product, neither Party shall develop or perform clinical trials or obtain marketing approval for such Collaboration Product, other than for an Approved Collaboration Product as permitted by this Agreement.
5. Co-Promotion Option
     5.1 Grant and Exercise. MedImmune hereby grants Micromet an option with respect to any Approved Collaboration Product binding to a Proprietary Target to obtain the right to co-promote such Approved Collaboration Product in Europe (the “Co-Promotion Option”). Micromet may exercise such option with respect to each such Approved Collaboration Product by written notice to MedImmune at any time prior to the [***] with such Approved Collaboration Product. Such exercise will be effective on the date of receipt of such written notice by MedImmune (the “Exercise Date”). Upon such exercise, Micromet will have the right to participate in the Commercialization of such Approved Collaboration Product in Europe by sharing [***]% of the Net Profits generated by MedImmune with such Approved Collaboration Product, as provided in Section 13.3.
     5.2 Development Following Option Exercise. The development of an Approved Collaboration Product with respect to which Micromet has exercised the Co-Promotion Option will continue pursuant to the terms of Sections 2, 3 and 4. MedImmune will file and prosecute an MAA, and maintain any Marketing Approval granted on such MAA, in all Major European Markets and any other countries in Europe reasonably designated by Micromet prior to the filing of the first MAA in Europe.
     5.3 Development Costs. If Micromet has exercised the Co-Promotion Option with respect to an Approved Collaboration Product, then Micromet will bear [***]% of MedImmune’s Development Cost incurred in connection with the worldwide development of such Approved Collaboration Product [***] for such Approved Collaboration Product in accordance with the applicable Development Plan. Micromet will pay Micromet’s share of such Development Costs for Development Activities provided for in the Development Plan quarterly in arrears within 30 days after receipt of a corresponding invoice from MedImmune. With each invoice, MedImmune will provide a detailed accounting of the costs and expenses invoiced.
     5.4 Co-Promotion Agreement.
          5.4.1 Within [***] after completion of the Pivotal Trials required for obtaining Marketing Approval in the Major European Markets for an Approved Collaboration Product for which Micromet has exercised the Co-Promotion Option, the Parties will negotiate in good faith a co-promotion agreement governing the co-promotion of such Approved Collaboration Product by the Parties in Europe. The co-promotion agreement will provide for a role of the Parties in the marketing and promotion of the applicable Approved Collaboration Product in Europe commensurate with the Parties’ respective sales force capabilities; provided, however, that MedImmune will set the sales price, book all sales revenue, and have control over the marketing and sales programs in Europe.
          5.4.2 Dispute Resolution for Co-Promotion Terms.
          (a) If the Parties are unable to agree on all terms of the co-promotion agreement with respect to a particular Collaboration Product prior to the expiration of the [***] period referred to in Section 5.4.1, the Parties may select a mutually agreeable arbitrator who has significant relevant experience in the pharmaceutical industry and the promotion of pharmaceutical products in Europe and no affiliation or pre-existing relationship with either Micromet or MedImmune. If the Parties cannot agree on an arbitrator within [***] after the termination of the [***] period described in Section 5.4.1, either Party may request the Judicial Arbitration Mediation Services (“JAMS”) in Washington, D.C. to appoint an arbitrator with such experience on behalf of the Parties in accordance with the commercial arbitration rules of JAMS. The date on which such arbitrator is selected will be the “Arbitration Commencement Date.”

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               (b) Within [***] after the Arbitration Commencement Date, each Party will prepare and deliver to both the arbitrator and the other Party its proposed co-promotion agreement and a memorandum (the “Support Memorandum”) in support thereof. The arbitrator will also be provided with a copy of this Agreement. Within [***] after receipt of the other Party’s Support Memorandum, each Party may submit to the arbitrator (with a copy to the other Party) a rebuttal to the other Party’s Support Memorandum (a “Rebuttal”), which may include a revision, marked to show changes, of either Party’s proposed co-promotion agreement. Neither Party may have communications (either written or oral) with the arbitrator other than for the sole purpose of engaging the arbitrator or as expressly permitted in this Section 5.4.2.
               (c) Within [***] after the Arbitration Commencement Date, the arbitrator will select from the two co-promotion agreements provided by the Parties the co-promotion agreement that he or she believes most accurately reflects the intention of the Parties to this Agreement and the industry customs regarding the co-promotion of pharmaceutical biopharmaceutical products (the “Selected Agreement”). The Selected Agreement will become a binding and enforceable agreement between Micromet and MedImmune.
               (d) The arbitrator will have reasonable discretion to request additional information, hold a hearing, and extend the time frame for reaching his or her decision regarding the dispute at issue. To the extent any further arbitration rules or procedures are necessary for resolution of the dispute at issue, the arbitration rules of JAMS will apply. Notwithstanding the foregoing, the Parties are not required to select an arbitrator from JAMS’s panel of arbitrators. The arbitrator’s fees and expenses will be paid by the Party whose form of co-promotion agreement is not selected by the arbitrator. Each Party will bear and pay its own expenses incurred in connection with any contract resolution under this Section 5.4.2.
          5.4.3 Buy-Out of Co-Promotion Option. At any time prior to or after the exercise of the Co-Promotion Option by Micromet, but in any event before the Parties refer a co-promotion agreement to arbitration pursuant to Section 5.4.2, MedImmune will have the right to terminate such option or the co-promotion right by providing written notice of such termination to Micromet. Upon such termination, MedImmune will pay Micromet a royalty of [***]% of all Net Sales of such Approved Collaboration Product in [***] sold by MedImmune, its Affiliates or their sublicensees for the royalty term of Section 13.2.2(a), and will assume any Technology Acquisition Payments that may become due as a result of the development or Commercialization of such Approved Collaboration Product in Europe. In such event, Section 13.2.3 will apply with respect to such payments; provided, however, that in no event will the credit set forth in Section 13.2.3(b) reduce the amount of royalties due and payable by MedImmune to Micromet under this Section 5.4.3 to less than [***]% of Net Sales of such Approved Collaboration Product in Europe. For the avoidance of doubt, the royalties set forth in this Section 5.4.3 are in lieu of, and not in addition to, the royalties set forth in Section 13.2.1.
          5.4.4 Loss of Co-Promotion Rights. If, at the time of an MAA filing in Europe for an Approved Collaboration Product as to which Micromet has exercised Micromet’s co-promotion rights in accordance with this Agreement, Micromet does not have a Qualified Sales Force for co-promoting such Collaboration Product in one or more countries in Europe, MedImmune will have the right to terminate

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Micromet’s co-promotion rights for such Collaboration Product in each such country by written notice to Micromet. Upon such written notice, Micromet’s co-promotion rights will be terminated with respect to such Collaboration Product in each such country and thereafter MedImmune will be obligated to pay royalties to Micromet with respect to Net Sales of such Collaboration Product in each such country in accordance with Section 13.2.1(c), as well as Sections 13.2.1(a) and (b). In the event that there is a dispute between the Parties as to whether or not Micromet has such a Qualified Sales Force in one or more countries, such issue will be submitted to arbitration under Section 22.4 and Micromet’s co-promotion rights will continue in each such country until there is a decision in such arbitration that Micromet does not have a Qualified Sales Force in such country at the time of the MAA filing.
6. Reversion of Collaboration Products; Expiration of Collaboration
     6.1 Reversion of Products.
          6.1.1 Reversion Triggers and Territories. If MedImmune notifies Micromet of its decision to discontinue the development or Commercialization of all Collaboration Products binding to a particular Non-Proprietary Target, Micromet will have the exclusive right to continue the development of and to Commercialize any and all Collaboration Products binding to such Non-Proprietary Target on a worldwide basis. If MedImmune notifies Micromet of its decision to discontinue development or Commercialization of all Collaboration Products binding to a particular Proprietary Target in Europe and Micromet has exercised a Co-Promotion Option and made the contribution to development costs set forth in Section 5.3 with respect to each Approved Collaboration Product, then Micromet will have the exclusive right to continue the development of and to Commercialize any and all Collaboration Products against such Proprietary Target being developed by MedImmune at such time, but only for sale and use in Europe. In each of the above cases, such rights will become effective only upon provision by Micromet of the notice described in Section 6.1.2.
          6.1.2 Continuation Notice. If Micromet decides to continue the development or Commercialization of Collaboration Products under Section 6.1.1 or Section 18.1.1, it will provide MedImmune with written notice of such decision (the “Continuation Notice”) within [***] after receipt of the notice from MedImmune under Section 6.1.1, or within [***] after the effective date of termination in the entirety of MedImmune’s licenses under this Agreement, as applicable. During such [***] period, MedImmune will make available to Micromet all data and information relating to such product generated by or on behalf of MedImmune in the performance of the applicable Research Plan and Development Plan, other than MedImmune Process Technology, as may be reasonably requested by Micromet to determine its interest in such Collaboration Products.
          6.1.3 Licenses and Royalties. If Micromet decides to continue the development or Commercialization of a Collaboration Product pursuant to this Section 6.1, Micromet will bear all costs and expenses incurred by it in the development and Commercialization of such Collaboration Product, including any Technology Acquisition Payments becoming due and payable after Micromet has provided the Continuation Notice. In addition, Micromet will pay to MedImmune a [***] of such Collaboration Product that is equal to [***], subject to the [***] set forth in Section [***]. Payment of said royalty to MedImmune will expire if and when the [***] has reached the [***] in connection with the development of

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such Collaboration Product pursuant to the applicable Research Plan and Development Plan to the extent such [***] were not [***] under this Agreement, plus an interest charge of [***]% compounded annually on [***]. For the avoidance of doubt, notwithstanding the termination of royalty payments, Micromet will continue to pay all Technology Acquisition Payments under Technology Acquisition Agreements of MedImmune and Micromet that become due as a result of Micromet’s development and Commercialization of such Collaboration Products.
          6.1.4 Any continuation of development or Commercialization of a Collaboration Product pursuant to this Section 6.1 will be subject to the terms and conditions set forth in Section 18.1.
     6.2 Expiration of Collaboration.
          6.2.1 The decision-making powers of the JDC and the JPT will cease to apply to the development of any Approved Collaboration Product for which Micromet fails to exercise the Co-Promotion Option or for which Micromet’s Co-Promotion Option or co-promotion rights have been terminated. MedImmune will assume full control over the development of such Approved Collaboration Products, except that MedImmune will update Micromet at the meetings of the JDC regarding the progress of the development, and will provide Micromet with the Development Plan and any updates thereof prepared by MedImmune in accordance with its normal business practices.
          6.2.2 The decision-making powers of the JDC and the JPT will cease to apply to the development of Collaboration Products that are developed by Micromet after MedImmune has discontinued its development thereof. Micromet will assume full control over the development of such Collaboration Products as to which Micromet has provided MedImmune with a Continuation Notice, except that Micromet will update MedImmune at the meetings of the JDC regarding the progress of the development, and will provide MedImmune with the Development Plan and any updates thereof prepared by Micromet in accordance with its normal business practices.
7. Supply of Collaboration Product
     7.1 Clinical Supply of Collaboration Products. Upon establishing a manufacturing process suitable for producing Clinical Trial Materials, MedImmune itself or through a Third Party will manufacture and supply Clinical Trial Materials in accordance with Applicable Law and cGMP for all clinical trials for such Collaboration Products conducted by the Parties pursuant to a Development Plan. For clinical trials of Collaboration Product conducted by Micromet pursuant to this Agreement, MedImmune will supply Micromet with such Clinical Trial Materials on the terms and conditions set forth in this Section 7.
     7.2 Supply Price, Forecasting and Purchase Orders. Upon establishing a manufacturing process suitable for producing Clinical Trial Materials, MedImmune will supply Micromet with Micromet’s requirements of such Clinical Trial Materials at MedImmune’s [***] for such Clinical Trial Materials for use in Europe. If Micromet orders such Clinical Trial Material for use in Pivotal Trials, then MedImmune will manufacture any such Clinical Trial Materials using the applicable Commercial Process or a clinical scale process, as unanimously determined by the JDC. Micromet will provide to MedImmune rolling forecasts of its requirements of such Clinical Trial Materials. The frequency and forward-looking time period of such forecasts will be determined by the JDC. Micromet will place purchase orders for such

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Clinical Trial Material as needed for the performance of clinical trials by Micromet in accordance with the applicable Development Plan. Each purchase order will specify the delivery dates for the quantities ordered; provided, however, that MedImmune will not be required to supply such Clinical Trial Materials earlier than a certain number of days after receipt of a purchase order from Micromet. The number of days for the lead time will be determined by the JDC. Should MedImmune at any time during the term of this Agreement have reason to believe that it will be unable to meet an agreed upon delivery date of a shipment after submission of the relevant purchase order, then MedImmune will promptly notify Micromet of the cause for such delay and the steps to be undertaken by MedImmune to make up lost time. MedImmune will supply each of Micromet’s licensees of Collaboration Product with such licensee’s requirements of Clinical Trial Materials at [***] for such Clinical Trial Materials, and each such licensee will be entitled to the rights and privileges set forth in this Agreement with respect to such Clinical Trial Material; provided, however, that such licensee agrees to comply with the terms and conditions applicable to Micromet’s purchase of such Clinical Trial Material hereunder from MedImmune and MedImmune is made a third party beneficiary thereof with the right of enforcement.
     7.3 Packaging, Shipping and Delivery. MedImmune will fill, release, package and label Clinical Trial Materials for shipment using due care and in accordance with Applicable Laws and the specifications set forth in the applicable Development Plan. Any packaging and labeling material for such Clinical Trial Materials to be used in countries outside the Territory will be provided by Micromet, at the cost and expense of Micromet. MedImmune will ship such Clinical Trial Materials [***] (Incoterms 2000) MedImmune’s facility by a common carrier designated by Micromet in the applicable purchase order. Each shipment will be made according to the delivery schedule and in the amounts specified in the applicable purchase order, and under the terms and conditions set forth in this Agreement. Each shipment will include a certificate of analysis and such other documentation as may be requested on the applicable purchase order.
     7.4 Risk of Loss. Risk of loss of Clinical Trial Materials will be transferred to Micromet upon delivery to the carrier, and thereafter with respect to any loss thereof, Micromet will be responsible for payment to MedImmune for such Clinical Trial Materials.
     7.5 Invoice and Payment. MedImmune will enclose an invoice with each shipment of Clinical Trial Materials made pursuant to this Section 7 setting forth a detailed account of the quantities of such Clinical Trial Materials included in such shipment and a good faith estimate of the [***] for such Clinical Trial Materials. Within [***] of acceptance by Micromet of a shipment of such Clinical Trial Materials, Micromet will pay the full amount of the estimated [***] set forth in the relevant invoice. Within [***] after each shipment of Clinical Trial Materials provided to Micromet under this Section 7, MedImmune will calculate the actual [***] for such shipment and will provide Micromet with written notice of such [***] and, within [***] of receipt of such notice, Micromet will pay the difference between the actual [***] for such Clinical Trial Materials and the amounts paid by Micromet based on MedImmune’s estimate of the [***] for such Clinical Trial Materials, or MedImmune will reimburse any amount of overpayment, as the case may be.
     7.6 Warranties. MedImmune hereby warrants that any Clinical Trial Materials provided by MedImmune to Micromet under this Agreement, at the time of delivery pursuant to Section 7.3 above: (a) will conform to the specifications for such Clinical Trial Materials set forth in the Development Plan (the

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“Specifications”), and (b) will have been manufactured and shipped to Micromet in accordance with cGMP and other Applicable Laws in Europe (the “Product Warranties”).
     7.7 Acceptance of Clinical Trial Materials. Micromet will have 60 days after receipt of each shipment of Clinical Trial Materials (such period, the “Acceptance Period”) to review such shipment and test the Clinical Trial Materials therein. If Micromet believes that the Clinical Trial Materials do not comply with the Product Warranties, then Micromet will deliver to MedImmune written notice of rejection (the “Rejection Notice”) of such Clinical Trial Materials, stating in reasonable detail the basis for such assertion of non-compliance with the Product Warranties. Any Clinical Trial Materials not rejected within such 60 day period will be deemed to be accepted by Micromet; provided, however, that Micromet thereafter may send a Rejection Notice for Clinical Trial Material promptly following the discovery of any failure to comply with the Product Warranties if (a) such non-compliance was not reasonably discoverable within such 60-day period (each such non-compliance a “Latent Defect”), and (b) such non-compliance is discovered within 12 months following receipt by Micromet of the applicable shipment of Clinical Trial Materials. If a Rejection Notice is received by MedImmune during the Acceptance Period, or thereafter as permitted with respect to Latent Defects, then MedImmune and Micromet will provide one another with all related paperwork and records (including, but not limited to, quality control tests) relating to the production of the Clinical Trial Materials in question or the Rejection Notice.
     7.8 Disputes Regarding Clinical Trial Materials.
          7.8.1 MedImmune and Micromet will attempt to resolve any dispute regarding the conformity of a shipment of Clinical Trial Materials with the Product Warranties. If such dispute cannot be settled within 30 days of the submission by each Party of such related paperwork and records to the other Party, then such dispute will be resolved as set forth in this Section 7.8.
          7.8.2 If the Clinical Trial Materials are alleged not to conform with the Product Warranties set forth in Section 7.6(a), then Micromet will submit a sample of the batch of the disputed shipment to an independent testing laboratory of recognized repute selected by Micromet and approved by MedImmune (such approval not to be unreasonably withheld) for analysis, under Quality Assurance approved procedures, of the conformity of such shipment of Clinical Trial Materials with the applicable Specifications. The costs associated with such analysis by such independent testing laboratory will be paid by the Party whose assessment of the conformity of the shipment of Clinical Trial Materials with the Specifications was mistaken. The determination by the independent testing laboratory, will be final and binding.
          7.8.3 If the Clinical Trial Materials are alleged not to conform with the Product Warranties set forth in Section 7.6(b), then such dispute will be submitted to an arbitrator located in the state where the Clinical Trial Materials are manufactured. Such arbitrator will have adequate scientific background and training and will be selected jointly by Micromet and MedImmune. Such arbitrator, in accordance with the commercial arbitration rules of JAMS, will determine whether the Clinical Trial Materials were non-conforming with the Product Warranties set forth in Section 7.6(b), and such arbitrator’s findings, will be final and binding. The costs and expenses associated with the retention of such arbitrator will be paid by the Party whose assessment of the conformity of the shipment of Clinical Trial Materials with the Product Warranties was mistaken.

     7.9 Remedies for Non-Conforming Clinical Trial Materials. In the event that the Parties agree, or an independent testing laboratory or an arbitrator determines, pursuant to Section 7.8, that all or a portion of a shipment of Clinical Trial Materials materially fails to conform to the Product Warranties, then, as the sole and exclusive remedy for such failure, Micromet will not be obligated to make any payment for such non-conforming Clinical Trial Materials and MedImmune will reimburse any payments for such materials previously received from Micromet. Further, MedImmune will produce for Micromet sufficient quantities of Clinical Trial Materials to replace the non-conforming portion of such shipment of Clinical Trial Materials, in accordance with the provisions of this Agreement.
     7.10 Audits and Inspections.
          7.10.1 A delegation consisting of representatives of Micromet and its licensees that are to be supplied Clinical Trial Materials by MedImmune under this Agreement, no more than once per calendar year, will have the right to inspect and audit any MedImmune facility where a manufacturing process is implemented for such Clinical Trial Materials, and the documentation generated in connection with the manufacture and testing of such Clinical Trial Materials; provided, however, that Micromet will be entitled to perform an additional audit in the event that an inspection by a regulatory authority results in a determination that the facilities in which Clinical Trial Materials are manufactured fail to comply with Applicable Law in such a manner as may affect the supply of Clinical Trial Materials hereunder. Such inspections will take place during regular business hours and with at least 60 days prior notice to MedImmune. Micromet will discuss the results of any inspection with MedImmune. Any inspection by Micromet, if it occurs, does not relieve MedImmune of its obligation to comply with all Applicable Laws and does not constitute a waiver of any right otherwise available to Micromet.
          7.10.2 Up to two representatives of Micromet and its licensees that are to be supplied Clinical Trial Materials by MedImmune under this Agreement will have the right to be present as silent observers at any announced visits to MedImmune by any regulatory authority relating to the manufacture of Clinical Trial Materials. Furthermore, MedImmune will inform Micromet of the results of any inspection by a regulatory authority that does or could reasonably be expected to affect the manufacture of such Clinical Trial Materials. MedImmune will promptly provide Micromet with copies of notifications from any regulatory authority (including, without limitation, any Form No. 483 notification, Enforcement Inspection Reports, Notice of Adverse Finding, etc.). Micromet will treat all information subject to review under this Section 7.10.2 in accordance with the provisions of Section 15 and will cause any Third Party auditor retained by Micromet (and reasonably acceptable to MedImmune) to enter into a reasonably acceptable confidentiality agreement with MedImmune obligating such auditor to maintain all such information in confidence pursuant to such confidentiality agreement.
     7.11 Commercial Supply of Collaboration Product.
          7.11.1 Commercial Supply Agreement. MedImmune will inform Micromet of the completion of development of each Commercial Process. At such time, Micromet may request that MedImmune supply Micromet or its licensees with Approved Collaboration Product manufactured using such Commercial Process in bulk form (i.e. filled vials, unlabelled and unpackaged) for use and sale in Europe if such Approved Collaboration Product is developed or Commercialized by Micromet or its licensees in Europe pursuant to this Agreement. If MedImmune elects to undertake the supply of such Approved Collaboration Product to Micromet or its licensees, then the Parties will enter into a supply agreement setting forth the terms and conditions of the manufacture and supply (the “Commercial Supply Agreement”).
     7.11.2 Supply Price; Royalty.
          (a) Each Commercial Supply Agreement will provide that the supply price of Collaboration Product intended for commercial sale in Europe will be [***]% of the [***] so long as such amount exceeds [***]% of [***] of Micromet or its licensees [***]. If [***]% of [***] is less than or equal to [***]% of [***] then the supply price will be the lesser of [***]% of [***] or [***]% of [***] of Micromet or its licensees [***].
          (b) If MedImmune has transferred a process pursuant to Section 8 below and Micromet or any of its licensees obtains Collaboration Product for commercial sale either by manufacturing Collaboration Product itself or by engaging a Third Party for the manufacture and supply of Collaboration Product for commercial sale using the Commercial Process transferred by MedImmune, without material changes thereto, then Micromet will pay MedImmune a royalty of [***]% of Net Sales of such Collaboration Product by Micromet, its Affiliates or licensees.
          (c) Notwithstanding the provisions of Section 7.11.2(b) above, Micromet will have no obligation to pay royalties on Net Sales of a Collaboration Product in Japan if the Commercial Process transferred to Micromet by MedImmune for such Collaboration Product, at the time of such transfer, is not compliant with Japanese cGMP and Applicable Law.
8. Transfer of Manufacturing Process
     8.1 Transfer Triggers. In accordance with Section 8.2, MedImmune will transfer to Micromet the then-current process for producing an Approved Collaboration Product: (1) if MedImmune does not desire to supply such Approved Collaboration Product to Micromet, or (2) upon request of Micromet. In each case, the Party whose decision triggers the transfer will provide the other Party with written notice at least 60 days before such transfer. MedImmune cannot provide notice under this Section 8.1 until such time as it has completed the development of the Commercial Process for such Approved Collaboration Product. Except upon termination of all the licenses granted to MedImmune under this Agreement, Micromet cannot provide notice under this Section 8.1 before MedImmune has completed the development of the applicable Commercial Process during such time as MedImmune is developing such Commercial Process as set forth in the applicable Development Plan unanimously approved by the JDC. Micromet will pay MedImmune: (a) upon process transfer at Micromet’s request, a technology transfer fee equal to the amount of any reasonable and documented expenses at the FTE Rate as well as any reasonable and documented out-of-pocket expenses incurred by MedImmune in the course of effecting such process transfer, or (b) upon process transfer for any other reason under this Section 8.1, a technology transfer fee equal to the amount of any reasonable and documented out-of-pocket expenses incurred by MedImmune in the course of effecting such process transfer. For the avoidance of doubt, no payment shall be due under the preceding sentence if the transfer results from a termination of the licenses granted to MedImmune in the entirety pursuant to Section 17.2.

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     8.2 Manufacture During Process Transfer. During any manufacturing process transfer made pursuant to Section 8.1 above and until such time as Micromet or a contract manufacturer designated by Micromet has established and validated the transferred process and is approved to manufacture commercial supplies of the applicable Approved Collaboration Product (but in no event longer than [***] after the applicable triggering event described in Section 8.1 above), MedImmune will continue to supply such Approved Collaboration Product to Micromet at [***] for Clinical Trial Materials of such Approved Collaboration Product, and at the supply price set forth in Section 7.11.2 pursuant to the Commercial Supply Agreement. Except as provided in this Section 8.2, upon receipt of the written notice pursuant to Section 8.1, MedImmune will no longer have an obligation to manufacture such Approved Collaboration Product for Micromet.
     8.3 Technology Transfer. As part of any manufacturing process transfer made pursuant to this Section 8, MedImmune will provide Micromet with technical reports and materials for process development activities completed at the time of such transfer that are relevant to and would be required to perform the applicable process as performed by MedImmune at such time and for regulatory filings (including but not limited to any master cell banks, working cell banks, fermentation processes, recovery steps established, process validation, product identity assays, in-process-control assays, relevant standard operating procedures, blueprints of facilities, information regarding equipment and the layout thereof, etc.), as well as samples of the working cell bank prepared at MedImmune, and technical methods for assays required for the applicable process. At the option of MedImmune in lieu of providing Micromet with recipes for the cell culture media and nutrient feeds used in the applicable process, MedImmune itself or though a Third Party may provide Micromet at cost with such cell culture media and nutrient feeds. Micromet will not, directly or indirectly, take any steps to ascertain the recipe of any such cell culture media or nutrient feeds provided by MedImmune. MedImmune will provide to Micromet, or at the discretion of MedImmune to the applicable regulatory agencies in Europe, all necessary CMC documentation relating to such cell culture media and nutrient feeds required for regulatory filings for the applicable Approved Collaboration Product for Europe.
     8.4 Subsequent Process Transfer by Micromet. To the extent that Micromet has rights under this Agreement to use a Commercial Process for the manufacture of a Collaboration Product, Micromet will have the right to use a Third Party to manufacture Collaboration Product by means of a Commercial Process transferred to Micromet pursuant to this Section 8 and to transfer to such Third Party the Know-How transferred to Micromet by MedImmune in connection with the transfer of such Commercial Process; provided, however, that such Third Party enters into a confidentiality agreement with MedImmune containing confidentiality and non-use obligations substantially similar to those set forth in this Agreement with respect to Confidential Information of MedImmune.
9. Commercialization of Collaboration Products
     9.1 Commercialization Rights and Responsibilities. Subject to Micromet’s right to Commercialize Approved Collaboration Products binding to Non-Proprietary Targets in Europe and Micromet’s Co-Promotion Option under Section 5, as between the Parties, MedImmune will have the sole right to Commercialize Approved Collaboration Products anywhere in the world, and conduct all activities necessary to maintain Marketing Approvals for Approved Collaboration Products anywhere in the world,

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including communicating and preparing and filing all reports (including without limitation adverse drug experience reports) with the appropriate regulatory authorities.
     9.2 Diligence.
          9.2.1 MedImmune will use Commercially Reasonable Efforts to Commercialize Approved Collaboration Product in any country in the Territory, and in each country of the Territory in which MedImmune receives Marketing Approval for such Approved Collaboration Product.
          9.2.2 If Micromet determines that MedImmune is not Commercializing an Approved Collaboration Product in a particular country of the Territory as required under Section 9.2.1, then, as the sole and exclusive remedy for such failure, Micromet will have the right to terminate the licenses granted to MedImmune under this Agreement with respect to such Collaboration Product in such country, as set forth in Section 17.2.
          9.2.3 Micromet will use Commercially Reasonable Efforts to Commercialize Approved Collaboration Product in any country in Europe in which Micromet receives Marketing Approval for such Approved Collaboration Product.
          9.2.4 If MedImmune determines that Micromet is not Commercializing an Approved Collaboration Product in a particular country of Europe as required under Section 9.2.3, then, as the sole and exclusive remedy for such failure, MedImmune will have the right to terminate the licenses granted to Micromet under this Agreement with respect to such Approved Collaboration Product and such country, as set forth in Section 17.2.
          9.2.5 Adverse Drug Experiences. To the extent either Party receives any information regarding adverse drug experiences related to the use of an Approved Collaboration Product, such Party will promptly provide the other Party with such information as is required under Applicable Laws. Prior to the first commercial launch of an Approved Collaboration Product by either Party, the Parties will agree on standard operating procedures implementing the requirements under Applicable Laws regarding adverse event reporting, which procedures, as may be amended from time to time upon mutual agreement of the Parties, will be incorporated in this Agreement by reference.
     9.3 Branding, Trademarks, Trade Dress, and Logos.
          9.3.1 Except as provided in Section 9.3.2, MedImmune will have sole responsibility for all trademarks, trade dress, logos, slogans, and designs used on and in connection with Approved Collaboration Products in the Territory. MedImmune will be the sole owner of all trademarks, trade dress, logos, slogans, designs and copyrights developed for or used on or in connection with the marketing and sale of such Collaboration Products in the Territory. Except as provided in Section 9.3.2, MedImmune will select the trademark used to identify such Collaboration Products that will be sold in the Territory pursuant to this Agreement. MedImmune will oversee the filing, prosecution and maintenance of all trademark registrations for such Collaboration Products in the Territory. MedImmune will be responsible for the payment of any and all costs relating to filing, prosecution, and maintenance of the trademarks for such Collaboration Products in the Territory.
          9.3.2 Micromet will have sole responsibility for all trademarks, trade dress, logos, slogans, and designs used on and in connection with Approved Collaboration Products binding to a Non-Proprietary

Target in Europe. Micromet will be the sole owner of all trademarks, trade dress, logos, slogans, designs and copyrights developed for or used on or in connection with the Commercialization of such Collaboration Products in Europe. Micromet will select the trademark used to identify such Collaboration Products that will be Commercialized in Europe pursuant to this Agreement. Micromet will oversee the filing, prosecution and maintenance of all trademark registrations for such Collaboration Products in Europe. Micromet will be responsible for the payment of any and all costs relating to filing, prosecution, and maintenance of the trademarks for such Collaboration Products in Europe.
10. Ownership of Intellectual Property; Acquisition of Third Party Intellectual Property
     10.1 Ownership by Micromet. Micromet will own all right, title, and interest in and to the Independent Micromet Technology and Micromet Collaboration Technology, subject only to the licenses granted to MedImmune in this Agreement. Micromet will promptly disclose to MedImmune in writing, and will cause its Affiliates, agents and independent contractors to so disclose to Micromet, the development, making, conception or reduction to practice of any Patents within Micromet Collaboration Technology.
     10.2 Ownership by MedImmune. MedImmune will own all right, title, and interest in and to any Independent MedImmune Technology, MedImmune Process Technology, and MedImmune Collaboration Technology, subject only to the licenses granted to Micromet in this Agreement. MedImmune will promptly disclose to Micromet in writing, and will cause its Affiliates, agents and independent contractors to disclose to MedImmune, the development, making, conception or reduction to practice of any Patents within MedImmune Collaboration Technology.
     10.3 Joint Ownership. Micromet and MedImmune will each own an undivided 50% interest in any Joint Collaboration Technology, without obligation to account to the other for the exploitation thereof or to seek consent of the other for the grant of any licenses under or the enforcement of Joint Collaboration Technology, in each case subject to the licenses granted in this Agreement. Each Party will promptly disclose to the other Party in writing, and will cause its Affiliates, agents and independent contractors to so disclose to it, the development, making, conception or reduction to practice of any Joint Collaboration Technology.
     10.4 Further Acts. Each Party will take all necessary and proper acts, and will cause its employees, Affiliates, contractors, and consultants to take such necessary and proper acts, to effectuate the ownership provisions provided in this Section 10.
     10.5 Third Party Technology.
          10.5.1 Consent.
               (a) After the Effective Date, if a Party intends to negotiate a Technology Acquisition Agreement that, at such time, is applicable to a Collaboration Product, such Party will keep the other Party advised of such negotiation. It is expressly understood that the Party negotiating the Technology Acquisition Agreement will make the final determination as to the terms thereof and whether or not to enter into such Technology Acquisition Agreement, and the other Party will not interfere with such negotiation or the ability of the Party to enter into such Technology Acquisition Agreement.

               (b) The Party negotiating the Technology Acquisition Agreement will use reasonable efforts to secure a license that is sublicensable to the other Party on the same terms and conditions applicable to the negotiating Party.
               (c) Promptly upon execution by a Party of any Technology Acquisition Agreement under which the other Party receives a sublicense under this Agreement, the Party that executed such Technology Acquisition Agreement will provide to the other Party a complete copy of such Technology Acquisition Agreement.
     10.5.2 Terms and Maintenance. Each Party hereby covenants and agrees that: (i) it will not consent to any amendment or modification or termination of any Technology Acquisition Agreement that would adversely affect the licenses granted to the other Party hereunder without the written permission of such other Party; (ii) it will perform its contractual obligations to keep any Technology Acquisition Agreement in full force and effect during the respective terms thereof; (iii) it will not assign any Technology Acquisition Agreement without the written consent of the other Party (which consent will not be unreasonably withheld), except that such consent will not be required for assignment in connection with the transfer or sale of all or substantially all of its business, or in the event of its merger, consolidation, change in control or similar transaction, (x) provided that such assignment is subject to this Agreement and (y) such assignment does not adversely affect the Technology Acquisition Agreement or either Party’s rights thereunder; and (iv) it will promptly advise the other Party of any notice of a breach or intent to terminate any Technology Acquisition Agreement that is received, and to the extent permitted under the Technology Acquisition Agreement, such other Party will have the right but not the obligation to cure any such breach. Notwithstanding the foregoing, MedImmune’s obligations under this Section 10.5.2 only apply to Technology Acquisition Agreements that affect (a) an Approved Collaboration Product against a Non-Proprietary Target in Europe or a process for producing such Collaboration Product for Europe and/or (b) an Approved Collaboration Product against a Proprietary Target in Europe to the extent that Micromet has and maintains co-promotion or Commercialization rights thereto.
     10.5.3 Technology Acquisition Payments.
          (a) MedImmune will be responsible for and will make any Technology Acquisition Payments arising in connection with the development or Commercialization of Approved Collaboration Products in the Territory under its own Technology Acquisition Agreements and under any Technology Acquisition Agreements of Micromet pursuant to which Licensed Technology is licensed to MedImmune under this Agreement; provided, however, that MedImmune may deduct a portion of these Technology Acquisition Payments paid by MedImmune from royalties payable to Micromet under this Agreement, as set forth in Section 13.2.3(b). Each such Technology Acquisition Payment due under a Technology Acquisition Agreement of Micromet will be due and payable as set forth in the applicable Technology Acquisition Agreement and will be paid by MedImmune to Micromet.
          (b) Micromet will be responsible for and will make any Technology Acquisition Payments arising in connection with the development or Commercialization of Approved Collaboration Products outside the Territory under its own Technology Acquisition Agreements and under any Technology Acquisition Agreements pursuant to which Micromet holds a license under this Agreement. Each such Technology Acquisition Payment due under a Technology Acquisition Agreement of MedImmune will be due and payable as set forth in the applicable Technology Acquisition Agreement and will be paid by Micromet to MedImmune.

          (c) Each Party has the right to notify the other Party that the notifying Party desires to terminate its license under one or more of the other Party’s Technology Acquisition Agreements, in which case such license will be terminated and the notifying Party will no longer be obligated to make payments for such license.
11. License Grants
     11.1 Licenses granted by Micromet.
          11.1.1 Subject to Section 4.7 and the other terms and conditions set forth in this Agreement, Micromet hereby grants to MedImmune an exclusive (even as to Micromet), royalty-bearing right and license under the Licensed Technology, to make, have made, use, offer for sale, sell, and import Collaboration Products in the Territory for any use in humans.
          11.1.2 MedImmune hereby covenants and agrees not to use any confidential Know-How that is Licensed Technology, nor grant any Third Party any license or right under confidential Know-How that is Independent Micromet Technology or Micromet Collaboration Technology, to develop or Commercialize any product other than Collaboration Products without Micromet’s written consent, and not otherwise to use or practice the confidential Know-How that is Independent Micromet Technology or Micromet Collaboration Technology except as expressly permitted by this Agreement.
          11.1.3 Subject to the terms and conditions set forth in this Agreement, Micromet hereby grants to MedImmune a worldwide, co-exclusive (with Micromet), royalty-free right and license, with the right to grant sublicenses, under the Micromet Collaboration Technology to make, have made, use, offer for sale, sell, and import any product that is not a BiTE Product for any use in humans. The license set forth in this Section 11.1.3 is exclusive except as to Micromet and its permitted licensees under Section 11.4 below.
          11.1.4 MedImmune will have the right to grant sublicenses under the licenses granted in Section 11.1.1, provided that each such sublicense grant will be made subject to the terms of this Agreement. If a sublicensee of MedImmune commits any act or omission relating to (a) Micromet’s Confidential Information disclosed by MedImmune to such sublicensee, (b) the practice of the sublicense granted by MedImmune under the licenses granted to it in this Agreement to such sublicensee outside the limited geographic and product-related scope thereof, or (d) the misappropriation of Micromet’s confidential Know-How, which act or omission, if committed by MedImmune, would constitute a material breach of this Agreement, then MedImmune will, upon request of Micromet, terminate the sublicense agreement with such sublicensee. Promptly upon execution of each agreement under which MedImmune grants a sublicense under the licenses granted by Micromet to MedImmune under this Agreement, MedImmune will provide to Micromet a complete copy of such sublicense agreement.
     11.2 Licenses granted by MedImmune.
          11.2.1 Subject to the terms and conditions set forth in this Agreement and subject to the payment obligations of this Agreement including Sections 6.1.3, 7.11.2 and 10.5.3, MedImmune hereby grants to Micromet an exclusive (even as to MedImmune), royalty-free, right and license, with the right to grant and authorize the grant of sublicenses, under the Independent MedImmune Technology, MedImmune’s rights and interest in the Joint Collaboration Technology, and the MedImmune Collaboration Technology to use, offer for sale, sell, and import Collaboration Products that bind to a Non-Proprietary Target for any use in humans, but only for sale and use in Europe.

          11.2.2 Subject to the terms and conditions set forth in this Agreement, MedImmune hereby grants to Micromet a worldwide, co-exclusive (with MedImmune), royalty-free right and license, with the right to grant and authorize the grant of sublicenses, under MedImmune’s rights and interest in the Joint Collaboration Technology and the MedImmune Collaboration Technology to make, have made, use, offer for sale, sell, and import any BiTE Product (other than any Collaboration Product, or any BiTE Product as to which MedImmune is exclusively licensed under an agreement with Micromet) for any use in humans. The license set forth in this Section 11.2.2 is exclusive except as to MedImmune and its permitted licensees under Section 11.3 below.
          11.2.3 Upon transfer of a manufacturing process to Micromet in accordance with Section 8 of this Agreement and subject to the payment obligations of Sections 7.11.2 and 10.5.3, MedImmune hereby grants to Micromet an exclusive (even as to MedImmune, but not as to sublicensees of Micromet that receive a direct license from MedImmune upon Micromet’s request pursuant to Section 11.2.4), royalty-bearing right and license, without the right to grant sublicenses, under Independent MedImmune Technology, MedImmune Collaboration Technology, MedImmune Process Technology, and MedImmune’s rights and interest in the Joint Collaboration Technology to use such manufacturing process to make and have made Approved Collaboration Products against a Non-Proprietary Target for sale and use in Europe.
          11.2.4 In the event that Micromet grants a license in Europe to a Third Party for an Approved Collaboration Product, and Micromet has a license under this Section 11.2 to the applicable Commercial Process for such Approved Collaboration Product, then, upon request by Micromet, MedImmune will grant such Third Party a license under Independent MedImmune Technology, MedImmune Collaboration Technology, MedImmune Process Technology, and MedImmune’s right and interest in the Joint Technology to use such Commercial Process to make and have made the applicable Collaboration Product for sale and use in Europe. The commercial terms of each such license will be the same as the terms set forth in Sections 7.11.2 and 8, as applicable, and the remaining terms will be negotiated in good faith between MedImmune and such Third Party. In addition, MedImmune will transfer the Commercial Process to such Third Party pursuant to the terms, mutatis mutandis, of Section 8.
          11.2.5 If a sublicensee of Micromet commits any act or omission relating to (a) MedImmune’s Confidential Information disclosed by Micromet to such sublicensee, (b) the practice of the sublicense granted by Micromet under the licenses granted to it in this Agreement to such sublicensee outside the limited geographic and product-related scope thereof, or (d) the misappropriation of MedImmune’s confidential Know-How, which act or omission, if committed by Micromet, would constitute a material breach of this Agreement, then Micromet will, upon request of MedImmune, terminate the sublicense agreement with such sublicensee. Promptly upon execution of each agreement under which Micromet grants a sublicense under the licenses granted by MedImmune to Micromet under this Agreement, Micromet will provide to MedImmune a complete copy of such sublicense agreement.
          11.2.6 Micromet hereby covenants and agrees not to use any confidential Know-How that is Independent MedImmune Technology or MedImmune Collaboration Technology, nor grant any Third Party any license or right under confidential Know-How that is Independent MedImmune Technology or MedImmune Collaboration Technology, to develop or Commercialize any product other than Collaboration Product outside the Territory without MedImmune’s written consent, and not otherwise to use or practice the confidential Know-How that is Independent MedImmune Technology or MedImmune Collaboration Technology except as expressly permitted by this Agreement.

     11.3 Limitations on MedImmune’s Ability to License. MedImmune hereby covenants and agrees that it will not license, assign or otherwise transfer to any Third Party any of its right and interest in and to the Joint Collaboration Technology or the MedImmune Collaboration Technology for research, development, manufacture, use or Commercialization of any BiTE Product, except in connection with co-developing one or more BiTE Products with such Third Party or with respect to Collaboration Product in the Territory. This limitation is not applicable to any Approved Collaboration Product as to which MedImmune holds a license under this Agreement or any “Licensed Product,” as that term is defined in that certain Collaboration and License Agreement executed by the Parties on the Effective Date.
     11.4 Limitations on Micromet’s Ability to License. Micromet hereby covenants and agrees that it will not license, assign or otherwise transfer to any Third Party any of its right and interest in and to the Joint Collaboration Technology or the Micromet Collaboration Technology for research, development, manufacture, use or Commercialization of any product that is not a BiTE Product, except in connection with co-developing such product with such Third Party.
     11.5 Option for Exclusive License to [***] Patent.
          11.5.1 Grant of Option. Micromet hereby grants MedImmune an exclusive option to obtain an exclusive, royalty-bearing right and license under the [***] Patent, to make, have made, use, offer for sale, sell, and import Collaboration Products in the United States for any use in humans. MedImmune may exercise the option at any time during the term of this Agreement by providing written notice to Micromet.
          11.5.2 Financial Terms. MedImmune will make any payments due by Micromet to Upstream Licensor; provided, however, that Micromet will remain solely responsible for the payment of any annual license maintenance fees; and provided, further, that any payments due from Micromet to the Upstream Licensor as a result of receiving royalties on Net Sales from MedImmune may be off-set against royalties due to Micromet under this Agreement as provided in Section 10.5.3(b).
     11.6 Bankruptcy Provision under German Law.
          11.6.1 In the event that Micromet becomes insolvent, has to file for insolvency or is adjudicated insolvent, Micromet, its legal successor or the insolvency administrator will, to the extent legally possible, use commercially reasonable endeavors to ensure that MedImmune retains the licensing rights based on Licensed Technology owned by Micromet granted to MedImmune under this Agreement. Except for any mandatory law, in such event MedImmune will continue to use the licensing rights in accordance with the terms set out in this Agreement.
          11.6.2 In relation to licensing rights granted to MedImmune which are based on Licensed Technology that Micromet licenses from Third Parties, Micromet or its legal successor or the insolvency administrator will, to the extent legally possible, use commercially reasonable endeavors to secure the retention of the licensing rights granted to MedImmune. Except for any mandatory law, depending on the terms of the license agreement between Micromet and the relevant Third Party Micromet, its legal successor or the insolvency administrator will use its commercially reasonable endeavors to assign or transfer all its rights or obligations under the relevant licensing agreement between Micromet and the relevant Third Party

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to MedImmune. Alternatively, Micromet or its legal successor or the insolvency administrator will use its commercially reasonable endeavors to convince the relevant Third Party to enter into negotiations with MedImmune in order to cause the conclusion of the appropriate license agreements between the relevant Third Party and MedImmune.
     11.7 Bankruptcy Provision under US Law. All rights and licenses granted under or pursuant to this Agreement, including amendments hereto, by MedImmune to Micromet are, for all purposes of Section 365(n) of Title 11 of the U.S. Code (“Title 11”), licenses of rights to intellectual property as defined in Title 11. All rights, powers and remedies of Micromet provided in this Section 11.7 are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including, without limitation Title 11) in the event of the commencement of a Title 11 case by or against MedImmune. In such event, Micromet will be entitled to exercise all other such rights and powers and resort to all other such remedies as may now or hereafter exist at law or in equity (including, without limitation, under Title 11).
     11.8 First Offer. In the event that Micromet decides to transfer ownership of Micromet Collaboration Technology to a Third Party, Micromet will first offer ownership in and to such Micromet Collaboration Technology to MedImmune by written notice to MedImmune and if, within [***] after such written notice, MedImmune notifies Micromet that MedImmune has an interest in acquiring the Micromet Collaboration Technology, then for a period of [***] thereafter, the Parties will negotiate in good faith the terms and conditions of such acquisition. If the Parties do not reach agreement on such terms and conditions within a period of [***] after such written notice from MedImmune, then for a period of [***] thereafter Micromet will have the right to transfer ownership to the Micromet Collaboration Technology to a Third Party without re-offering such rights to MedImmune; provided, however, that during such [***] period, Micromet will not transfer the applicable rights to a Third Party on financial terms and conditions that, in the aggregate, are no more favorable to the Third Party or equal to MedImmune’s final offer to Micromet. This clause does not apply to any assignment of this Agreement by Micromet or any sale by Micromet of substantially all of Micromet’s assets pertaining to a Collaboration Product, each as set forth in Section 22.2.
     11.9 Disclosure of Micromet Core Technology. For the avoidance of doubt, Micromet will not have any obligation under this Agreement to disclose or transfer any Know-How relating to creation or characterization of BiTE Molecules, including protein engineering, the selection or determination of the amino acid sequence of proteins relevant for the function of BiTE Molecules, except as necessary to perform the development of an Approved Collaboration Product under a Development Plan.
12. Prosecution, Enforcement and Defense of Patents
     12.1 Prosecution and Maintenance of Patents.
          12.1.1 Micromet will have the sole right to file, prosecute and maintain Patents in the Independent Micromet Technology and Micromet Collaboration Technology. MedImmune will cooperate with Micromet to file, prosecute and maintain such Patents, and will have the right to review and provide comments to Micromet relating to such patent applications and patents.

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          12.1.2 MedImmune will have the sole right to file, prosecute and maintain Patents in the Joint Collaboration Technology. Micromet will reimburse MedImmune for [***]% of MedImmune’s reasonable and documented out-of-pocket costs incurred in connection with the filing and prosecution of Patents included in the Joint Collaboration Technology. Micromet will cooperate with MedImmune to file, prosecute and maintain such Patents, and will have the right to review and provide comments to MedImmune relating to such patent applications and patents.
          12.1.3 For all other Patents, the person or entity owning the Patent will pay the costs and expenses thereof.
          12.1.4 With respect to Patents in the Licensed Technology or Patents in MedImmune Collaboration Technology, each Party will provide to the other Party all documents that relate to patent filing, prosecution and maintenance, including, but not limited to, each patent application, office action, response to office action, request for terminal disclaimer, and request for reissue or reexamination or extension of any patent issuing from such application sufficiently prior to the filing of such application, response or request to allow for review and comment by such other Party, except to the extent that the filing Party is prohibited from doing so under a Technology Acquisition Agreement. The filing Party agrees to consider and take into account all comments received from the other Party.
          12.1.5 Micromet will not withdraw or abandon any Patent in the Licensed Technology in the Territory, without MedImmune’s prior written consent, and at the request of MedImmune, Micromet will file continuation and divisional applications, except to the extent that Micromet is prohibited from doing so under a Technology Acquisition Agreement.
     12.2 Enforcement of Patents.
          12.2.1 Notice. If either Party learns that a Third Party is infringing or allegedly infringing any Patent within the Micromet Independent Technology, MedImmune Independent Technology, or Collaboration Technology, it will promptly notify the other Party thereof including available evidence of infringement. The Parties will cooperate and use reasonable efforts to stop such alleged infringement without litigation.
          12.2.2 Enforcement Actions for Micromet Technology.
               (a) Outside the Territory, Micromet will have the sole right (but not the obligation) to take the appropriate steps to remove the infringement or alleged infringement of Licensed Technology, including by initiation, prosecution and control at its own expense of any suit, proceeding or other legal action by counsel of its own choice. MedImmune will have the right, at its own expense, to be represented in any such action by counsel of its own choice.
               (b) Except as described in Section 12.2.2(a), with respect to the alleged infringement of Licensed Technology by Collaboration Products developed or Commercialized by a Third Party, and subject to the rights of any licensor of Licensed Technology under Technology Acquisition Agreements with Micromet, MedImmune will have the first right (but not the obligation) to bring any infringement action or proceeding within the Territory, at the cost and expense of MedImmune, by counsel

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of its own choice. Micromet will have the right, at its own cost and expense, to be represented in any such action by counsel of its own choice. If MedImmune fails to bring such an action in the Territory within 180 days of written notice thereof from Micromet to MedImmune, then Micromet will have the right to bring such action at the cost and expense of Micromet with counsel selected by Micromet. MedImmune, at its cost and expense, will have the right to be represented by counsel in any such action brought by Micromet.
          12.2.3 Enforcement Actions for MedImmune Technology. MedImmune will have the first right (but not the obligation) to take the appropriate steps to remove the infringement or alleged infringement of Independent MedImmune Technology and MedImmune Collaboration Technology, including by initiation, prosecution and control at its own expense of any suit, proceeding or other legal action by counsel of its own choice. Micromet will have the right, at its own expense, to be represented in any such action by counsel of its own choice. If MedImmune fails to bring such an action in the Territory within 180 days of written notice thereof from Micromet to MedImmune under MedImmune Collaboration Technology with respect to a Third Party making, using, selling, offering for sale or importing a Collaboration Product, then Micromet will have the right to bring such action at the cost and expense of Micromet with counsel selected by Micromet. MedImmune, at its cost and expense, will have the right to be represented by counsel in any such action brought by Micromet.
          12.2.4 Cooperation; Damages. If one Party brings any enforcement action or proceeding under this Section 12 with respect to a Collaboration Product, the other Party agrees to be joined as party plaintiff if necessary to prosecute the action or proceeding and to give the first Party reasonable assistance and authority to file and prosecute the suit; provided, however, that neither Party will be required to transfer any right, title or interest in or to any property to the other Party or any other party to confer standing on a Party hereunder. The Party bringing the action will have the right to control such action, including the settlement thereof, provided, however, that no settlement will be made that adversely affects the validity, enforceability or scope of a Patent included in Licensed Technology unless agreed to in writing by both Parties. Any damages or other monetary awards recovered pursuant to any suit, proceeding or other legal action taken under this Section 12.2 will be allocated first to the costs and expenses of the Party bringing suit, and second to the costs and expenses (if any) of the other Party that were authorized by the Party bringing the suit, with any remaining amounts (if any) to be allocated to the Party bringing suit and if the amount is allocated to MedImmune, such amount will be Net Sales subject to royalty under this Agreement.
     12.3 Third Party Patents. If any notice of infringement is received by, or a suit is initiated against, either Party with respect to a Collaboration Product, the Parties will consult in good faith regarding the best response. In each case, the Party that is sued will have the sole right to defend such action. If MedImmune is required to make any payments to any Third Party with respect to the development, manufacture, use or sale of a Collaboration Product as a result of such action, MedImmune will be entitled to offset such payments against the royalties otherwise due and payable by MedImmune under this Agreement to Micromet as provided in Section 13.2.3.
13. Fees and Payments
     13.1 Development Milestones. MedImmune will make the following non-refundable, non-creditable payments to Micromet in the amounts set forth below within 15 days of the occurrence of the following events with respect to each Collaboration Product:

Milestone Event	Milestone Payment
1. Upon achievement of the preclinical proof of concept criteria, as established unanimously by the JDC and set forth in the applicable Research Plan	US$[***]

2. Upon filing of the first IND in the United States	US$[***]

3. First patient enrolled in first Pivotal Trial for the United States	US$[***]

4. Filing of first BLA in the United States	US$[***]

5. Approval of first BLA in the United States	US$[***]

6. Approval of first MAA in Europe	US$[***]*

*	This milestone payment is waived by Micromet if Micromet or a Third Party licensee of Micromet is the sponsor of such MAA pursuant to clause (b) of Section 4.2.
     13.2 Royalties.
          13.2.1 Royalty Rates. Subject to the adjustments provided for in Section 13.2.3, MedImmune will pay to Micromet:
               (a) a royalty equal to [***]% of Net Sales of each Collaboration Product in the Territory sold by MedImmune, its Affiliates or their sublicensees for that portion of the total amount of aggregate Net Sales of that Collaboration Product in the Territory in a calendar year that is less than or equal to US$[***];
               (b) a royalty equal to [***]% of Net Sales of each Collaboration Product in the Territory sold by MedImmune, its Affiliates or their sublicensees for that portion of the total amount of aggregate Net Sales of that Collaboration Product in the Territory in a calendar year that is greater than US$[***];
               (c) in addition to the royalties payable pursuant to Sections 13.2.1(a) and (b) above, a royalty equal to [***]% of Net Sales of each Collaboration Product sold by MedImmune, its Affiliates or their sublicensees in a country for which Micromet’s co-promotion rights have been terminated under Section 5.4.4.
               (d) It is expressly understood that no royalties will be due from MedImmune under any of Sections 13.2.1(a), (b) or (c) to the extent payments are due under Section 5.4.3 or Section 13.3.

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               (e) In the event that a Collaboration Product is sold in combination with a therapeutically active component that is not a Collaboration Product (“Combination Product”), then net sales (calculated as Net Sales) of such Combination Product upon which a royalty is paid will be subject to the following adjustment. If the Collaboration Product and the other therapeutically active component of the Combination Product are sold separately in a country, then net sales of such Combination Product in such country upon which a royalty is paid will be multiplied by the fraction A/A+B, where A equals the average sales price of such Collaboration Product sold separately in such country, and B equals the average sales price of the other therapeutically active component sold separately in such country. Otherwise, the parties will enter into good faith negotiations and attempt to reach mutual agreement to determine an appropriate adjustment to the net sales of such Combination Product in a country to reflect the relative contributions of the Collaboration Product and the other therapeutically active component to the value of the Combination Product in such country. If such mutual agreement is not reached within 90 days after commencement of such negotiations, then the determination will be submitted to binding arbitration under Section 22.4.
               (f) Only one royalty will be due and payable for the manufacture, use and sale of Collaboration Product irrespective of the number of Valid Claims within the Licensed Technology that cover the manufacture, use and sale of Collaboration Product. Upon payment of a royalty under this Agreement with respect to a unit of Collaboration Product, no further royalty will be due with respect to such unit of Collaboration Product.
          13.2.2 Royalty Term.
               (a) Royalties due under Section 13.2.1(a) and (b), and if applicable Section 5.4.3, will continue until the later of: (i) the expiration of the last-to-expire Patent within the Licensed Technology containing a Valid Claim claiming or covering such Collaboration Product in the country of the Territory where sold, or (ii) 10 years from the first commercial sale of such Collaboration Product in such country of the Territory.
               (b) Royalties due under Section 13.2.1(c) for a particular Collaboration Product will continue until the cumulative amount of such royalties paid to Micromet equals [***], plus an interest charge of [***]% compounded annually on [***]; provided, however, that if Micromet’s co-promotion rights with respect to one or more countries have been terminated by MedImmune pursuant to Section 5.4.4 above, the [***], as determined by the Parties in the Co-Promotion Agreement.
               (c) The royalty rate adjustments set forth in Sections 13.2.2(a) and (b) are not cumulative and in no event will the application of one or both of such adjustments reduce the royalty payable by MedImmune pursuant to Section 13.2.1 on Collaboration Product to less than [***]% of Net Sales of Collaboration Product.
          13.2.3 Royalty Adjustments.
               (a) In the event that one or more Third Parties sell a Collaboration Product in a country of the Territory that does not infringe a Valid Claim of a Patent that is Licensed Technology and the sales of such Collaboration Product by such Third Parties amounts to [***]% of aggregate sales of such

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Collaboration Product in such country in a calendar year by MedImmune, its Affiliates and sublicensees, then the royalty payable by MedImmune pursuant to Section 5.4.3 or 13.2.1 on such Collaboration Product in such country for such calendar year will be reduced to [***]%. If sales by such Third Parties are only for a portion of a calendar year, the [***]% of sales by MedImmune, its Affiliates and sublicensees will be determined over such portion of the calendar year.
               (b) MedImmune may credit up to [***]% of any Technology Acquisition Payments that may become due as a result of the development or Commercialization of Collaboration Product by MedImmune against the amount of any royalties due and payable by MedImmune pursuant to Section 5.4.3 or 13.2.1; provided, however, that in no event will such credit reduce the amount of royalties due and payable by MedImmune to Micromet (i) under Section 13.2.1, to less than [***]% of Net Sales of Collaboration Product, or (ii) under Section 5.4.3, to less than [***]% of Net Sales of Collaboration Product.
     13.3 Profit Sharing. If Micromet exercises the Co-Promotion Option with respect to a Collaboration Product and retains such co-promotion rights therefor in one or more countries of Europe, MedImmune will pay to Micromet an amount corresponding to [***]% of Net Profits of such Collaboration Product sold by MedImmune, its Affiliates or sublicensees in such countries.
14. Payment Terms
     14.1 Payment Method. All amounts due to Micromet will be paid in EURO and those due to MedImmune will be paid in United States Dollars, in each case by wire transfer in immediately available funds to an account designated by the Party that is the payee. The conversion for royalties will be made at the exchange rate reported in The Wall Street Journal, Eastern Edition on the last business day of the calendar quarter for which royalties are payable, and in all other cases at such exchange rate on the date that the payment is due. Any payments or portions thereof due hereunder which are not paid on the date such payments are due under this Agreement will bear interest at the lower of (i) [***]% over the overnight LIBOR rate effect on the due date, or (ii) the maximum rate permitted by law, calculated on the number of days such payment is delinquent, compounded monthly.
     14.2 Payment Schedules; Reports. Payments due pursuant to Sections 5.4.3, 6.1.3, 7.11.2, 13.2, and 13.3 are due and payable within [***] of the end of each calendar quarter during the Term during which there were Net Sales in the Territory or Net Profits in Europe. Each payment will be accompanied with a report containing a detailed account of the calculation of such Net Sales and Net Profits.
     14.3 Records Retention; Audit.
          14.3.1 Record Retention. Each Party will maintain complete and accurate books, records and accounts used for the determination of Net Sales and any expenses incurred in connection with the performance of the Research Plans and Development Plans, in sufficient detail to confirm the accuracy of any payments required under this Agreement, which books, records and accounts will be retained by such Party until [***] years after the end of the period to which such books, records and accounts pertain.

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          14.3.2 Audit. Each Party will have the right to have an independent certified public accounting firm of internationally recognized standing, reasonably acceptable to the other Party, have access during normal business hours, and upon reasonable prior written notice, to such of the records of the other Party as may be reasonably necessary to verify the accuracy of any payments made to or received from the other Party for any calendar quarter ending not more than [***] prior to the date of such request; provided, however, that no Party will have the right to conduct [***]. The accounting firm will disclose to the Parties only whether the development expenses or Net Sales reported by the audited Party are correct or incorrect and the specific details concerning any discrepancies. The auditing Party will bear all costs of such audit, unless the audit reveals a discrepancy in the audited Party’s favor of more than [***]%, in which case the audited Party will bear the cost of the audit. The results of such accounting firm will be final, absent manifest error.
          14.3.3 Payment of Additional Amounts. If, based on the results of any audit, additional payments are owed to a Party under this Agreement, the amount of such payments will be credited against future amounts payable by such Party to the other Party under this Agreement; provided, however, that if such additional payments are not fully credited within [***] months after the receipt of the applicable audit results, the Party owing such additional payments will at such time pay the other Party any uncredited amounts thereof.
          14.3.4 Confidentiality. Each Party will treat all information subject to review under this Section 14.3 in accordance with the provisions of Section 15 and will cause its accounting firm to enter into a reasonably acceptable confidentiality agreement with the audited Party obligating such firm to maintain all such financial information in confidence pursuant to such confidentiality agreement.
15. Confidentiality
     15.1 Definition. “Confidential Information” means (a) any Know-How, and (b) any scientific, manufacturing, marketing and business plans, and financial and personnel matters relating to a Party or its present or future products, sales, suppliers, customers, employees, investors or business; in either case, that has been disclosed by or on behalf of such Party to the other Party either in connection with the discussions and negotiations pertaining to this Agreement or in the course of performing this Agreement (including any information disclosed under the Confidentiality Agreement between the Parties dated December 11, 2002).
     15.2 Exclusions.
          15.2.1 Notwithstanding the foregoing, any information of a Party will not be deemed Confidential Information with respect to a receiving Party for purposes of this Agreement if such information:
               (a) was already known or available to the receiving Party or its Affiliates, other than under an obligation of confidentiality or non-use to the other Party, at the time of disclosure to the receiving Party;

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               (b) was generally available or known to parties reasonably skilled in the field to which such information pertains, or was otherwise part of the public domain, at the time of its disclosure to the receiving Party;
               (c) became generally available or known to parties reasonably skilled in the field to which such information pertains, or otherwise became part of the public domain, after its disclosure to the receiving Party through no fault of or breach of its obligations under this Section 15 by the receiving Party;
               (d) was disclosed to the receiving Party, other than under an obligation of confidentiality or non-use, by a Third Party who had no obligation to the Party that Controls such information not to disclose such information to others; or
               (e) was independently discovered or developed by the receiving Party or its Affiliates, as evidenced by their written records, without the use of, and by personnel who had no access to, Confidential Information belonging to the Party that Controls such information.
     15.3 Disclosure and Use Restriction. Except as expressly provided herein, the Parties agree that, during the Term and for [***] thereafter, each Party and its Affiliates and sublicensees will keep completely confidential and will not publish or otherwise disclose any Confidential Information of the other Party, its Affiliates or sublicensees. Neither Party will use any Confidential Information of the other Party without such other Party’s consent, except as expressly permitted by this Agreement.
     15.4 Authorized Disclosure. Each Party may use and disclose Confidential Information of the other Party to the extent that such use and disclosure is:
               (a) made in response to a valid order of a court of competent jurisdiction or other governmental or regulatory body of competent jurisdiction; provided, however, that such Party will first have given notice to such other Party and given such other Party a reasonable opportunity to quash such order and to obtain a protective order requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or governmental or regulatory body or, if disclosed, be used only for the purposes for which the order was issued; and provided, further, that if a disclosure order is not quashed or a protective order is not obtained, the Confidential Information disclosed in response to such court or governmental order will be limited to that information which is legally required to be disclosed in response to such court or governmental order;
               (b) otherwise required by law, rule or regulation; provided, however, that the disclosing Party will provide such other Party with notice of such disclosure in advance thereof to the extent practicable;
               (c) made by such Party to the regulatory authorities as required in connection with any filing of MAAs, INDs, BLAs, marketing approval applications, or similar applications or requests for regulatory approvals; provided, however, that reasonable measures will be taken to assure confidential treatment of such information;

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               (d) made by such Party, in connection with the performance of this Agreement, to Affiliates, permitted sublicensees, research partners, employees, consultants, representatives or agents, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 15;
               (e) made by such Party to existing or potential acquirers or merger candidates; existing or potential pharmaceutical collaborators (to the extent contemplated under this Agreement); investment bankers; existing or potential investors, venture capital firms or other financial institutions or investors for purposes of obtaining financing; or Affiliates, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 15; provided, however, neither Party will disclose any item of the other Party’s Confidential Information to any existing or potential acquirer or merger partner that is substantially involved in the development or Commercialization of pharmaceutical products comprising or containing Single Chain Antibodies or Collaboration Products without first providing such other Party with reasonable advance written notice of each such disclosure; or
               (f) made in a patent application filed in conformance with this Agreement.
     15.5 Terms of Agreement to be Maintained in Confidence. Subject to the provisions of this Section 15, the Parties agree that the terms of this Agreement are deemed Confidential Information of both Parties and will be subject to the restrictions on use and disclosure set forth herein.
16. Public Communications
     16.1 General Provisions. The Parties will cooperate with respect to the timing and content of communications with the public regarding the development and marketing of Collaboration Products, under the terms to be set forth in each Development Plan and subject to the provisions of this Section 16.
     16.2 Use of Name. Neither Party will make public use of the other Party’s name except (a) in connection with announcements and other permitted disclosures relating to this Agreement and the activities contemplated hereby, (b) as required by applicable law, rule, or regulation, and (c) otherwise as agreed in writing by such other Party.
     16.3 Press Releases.
          16.3.1 If the Parties desire to make a joint press release regarding the execution of this Agreement, the final form of such release will be subject to approval of both Parties prior to its release to the public. For subsequent press releases and other written public disclosures relating to this Agreement or the Parties’ relationship hereunder (each, a “Proposed Disclosure”), each Party will use reasonable efforts to submit to the other Party a draft of such Proposed Disclosure for review and comment by the other Party at least [***] days prior to the date on which such Party plans to release such Proposed Disclosure, and in any event will submit such drafts at least [***] prior to the release of such Proposed Disclosure, and will review and consider in good faith any comments provided in response.

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          16.3.2 If a Party is unable to comply with the foregoing [***] notice requirement because of a legal obligation or stock exchange requirement to make more rapid disclosure, such Party will not be in breach of this Agreement but will in that case give telephone notice to a senior executive of the other Party and provide a draft disclosure with as much notice as possible prior to the release of such Proposed Disclosure.
          16.3.3 A Party may publicly disclose without regard to the preceding requirements of this Section 16.3 information that was previously disclosed in a Proposed Disclosure that was in compliance with such requirements.
     16.4 Publications. At least [***] prior to submission of any material related to the research or development activities hereunder for publication or presentation, the submitting Party will provide to the other Party a draft of such material for its review and comment. The receiving Party will provide any comments to the submitting Party within [***] of receipt of such materials. No publication or presentation with respect to the research or development activities hereunder will be made unless and until the other Party’s comments on the proposed publication or presentation have been duly considered and any information determined by the other Party to be its Confidential Information has been removed. If requested in writing by the other Party, the submitting Party will withhold material from submission for publication or presentation for an additional [***] to allow for the filing of a patent application or the taking of such measures to establish and preserve proprietary rights in the information in the material being submitted for publication or presentation.
17. Term and Termination
     17.1 Term. The term of this Agreement (the “Term”) will commence on the Effective Date and will expire upon the earlier of (i) the date of expiration of all royalty and payment obligations due under this Agreement for all Collaboration Products, and (ii) fifty years from the Effective Date, unless earlier terminated as provided in this Agreement.
     17.2 Breach.
          17.2.1 In the event that MedImmune materially breaches a material obligation under this Agreement, Micromet will have the right to send written notice to MedImmune that Micromet will terminate the licenses granted to MedImmune under this Agreement in the entirety or, as set forth in Section 9.2.2, with respect to a particular Collaboration Product in a particular country of the Territory, unless such breach is cured within [***] ([***] for a payment breach) after receipt by MedImmune of such notice. If such breach is not cured within the applicable period and if for a breach other than a payment breach, MedImmune does not submit the issue of breach to arbitration under Section 22.4, then, upon expiration of the applicable period, the licenses granted to MedImmune under this Agreement will terminate in the entirety or with respect to the applicable Collaboration Product in the applicable country of the Territory and MedImmune will have no further obligations under this Agreement except those set forth in Section 18. In the event that MedImmune disputes a payment obligation for which Micromet provides notice under this Section 17.2.1 and MedImmune notifies Micromet of such dispute and makes the payment under protest, then notwithstanding such payment, MedImmune will have the right to arbitrate under Section 22.4 whether

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MedImmune is obligated to make such payment and Micromet will return such disputed payments to MedImmune to the extent MedImmune prevails in such arbitration.
          17.2.2 In the event that Micromet materially breaches a material obligation under this Agreement, MedImmune will have the right to send written notice to Micromet that MedImmune will terminate the licenses and co-promotion rights granted to Micromet under this Agreement in the entirety or, as set forth in Section 9.2.4, with respect to a particular Collaboration Product in a particular country of the Territory unless such breach is cured within [***] ([***] for a payment breach) after receipt by Micromet of such notice. If such breach is not cured within the applicable period and if, for a breach other than a payment breach, Micromet does not submit the issue of breach to arbitration under Section 22.4, then, upon expiration of the applicable period, the licenses and co-promotion rights granted to Micromet under this Agreement will terminate in the entirety or with respect to the applicable Collaboration Product in the applicable country of the Territory and Micromet will have no further obligations under this Agreement except those set forth in Section 18. In the event that Micromet disputes a payment obligation for which MedImmune provides notice under this Section 17.2.2 and Micromet notifies MedImmune of such dispute and makes the payment under protest, then notwithstanding such payment, Micromet will have the right to arbitrate under Section 22.4 whether or not Micromet is obligated to make such payment and to the extent Micromet prevails in such arbitration, MedImmune will return such disputed payments to Micromet to the extent that Micromet prevails in such arbitration.
     17.3 Voluntary Termination. MedImmune will have the right to terminate the licenses granted to MedImmune under this Agreement in the entirety or in one or more countries of the Territory by [***] prior written notice to Micromet. If the licenses granted to MedImmune are terminated in the entirety pursuant to this Section 17.3, then MedImmune will have no further obligations under this Agreement except for those set forth in Section 18. If the licenses granted to MedImmune are terminated in one or more countries pursuant to this Section 17.3, then MedImmune will have no further payment obligations with respect to such countries.
18. Effects of Termination
     18.1 Continuation of Development and Commercialization.
          18.1.1 Upon termination in the entirety of MedImmune’s licenses under this Agreement pursuant to Sections 17.2.1 or 17.3, and subject to any rights retained by MedImmune’s sublicensees in the Territory pursuant to Section 18.8, Micromet will have the right to continue the development of and to Commercialize, by itself or with or through Third Parties: (a) on a worldwide basis, any Collaboration Product that binds to a Non-Proprietary Target, and (b) for use and sale in Europe only, any Approved Collaboration Product binding to a Proprietary Target with respect to which Micromet has exercised a Co-Promotion Option and has made the contribution to development costs set forth in Section 5.3. Micromet may exercise the continuation right described in this Section 18.1.1 by providing MedImmune with a Continuation Notice in accordance with the terms of Section 6.1.2.
          18.1.2 Upon continuation of development or Commercialization of a Collaboration Product by Micromet pursuant to Sections 6.1 and 18.1.1, MedImmune will, upon request of Micromet:

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               (a) continue the Development Activities set forth in the applicable Development Plan relating to clinical trials commenced by or on behalf of MedImmune prior to the effective date of such continuation, at the cost and expense of Micromet, or upon request of Micromet and subject to Applicable Law and to MedImmune’s obligations to Third Parties conducting such Development Activities, transfer such Development Activities to Micromet;
               (b) transfer to Micromet or its designee the then-existing clinical scale manufacturing process for such Collaboration Product or the existing Commercial Process for such Collaboration Product, under the terms set forth in Section 8;
               (c) provide Micromet with Clinical Trial Materials for such Collaboration Product (if, at the time of such continuation, MedImmune is providing Micromet with Clinical Trial Materials) until such time as Micromet or its designee has established and validated a manufacturing process for any such Collaboration Product and is approved to manufacture Pivotal Trial and commercial supplies of Collaboration Product (but in no event longer than [***] from completion of the transfer of the manufacturing process described in Section 8); and
               (d) transfer to Micromet all non-clinical and clinical data, information, regulatory approvals, and Know-How directly related to such Collaboration Product, and any trademarks relating to such Collaboration Product.
     18.1.3 In consideration of the performance of the obligations set forth in the preceding Section 18.1.2, Micromet will pay MedImmune:
               (a) in the event of voluntary termination by MedImmune, a technology transfer fee equal to the amount of any reasonable and documented expenses at the FTE Rate as well as any out-of-pocket expenses incurred by MedImmune in the course of effecting the transfer of materials described in Section 18.1.2(b);
               (b) [***] for Clinical Trial Materials provided under Section 18.1.2(c), on the terms set forth in Section 7;
               (c) if, at the time of such termination, MedImmune is supplying Micromet with Collaboration Product, for commercial supply of Collaboration Product, under the terms set forth in the applicable Commercial Supply Agreement executed by the Parties pursuant to Section 7.11.1 or, if no such agreement has been executed, under the terms set forth in Section 7;
               (d) the royalty set forth in Section 7.11.2(b), and the payments of Section 10.5.3; and
               (e) the royalty set forth in Section 6.1.3, unless Micromet has terminated in the entirety MedImmune’s licenses under this Agreement pursuant to Section 17.2.1, in which case no such royalty is due.

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          18.1.4 If the licenses granted to Micromet under this Agreement are terminated in the entirety pursuant to Section 17.2.2, then MedImmune will have the right to continue the development of and to Commercialize Collaboration Products by itself or with or through Third Parties in the Territory. Upon such termination, (a) Micromet will, at MedImmune’s option, either continue or terminate the activities set forth in each Research Plan commenced prior to the effective date of such termination, and, if any Research Plan is terminated, transfer to MedImmune at [***] expense the BiTE Molecules generated pursuant to such Research Plan and associated data, and (b) MedImmune will provide Micromet with Clinical Trial Materials (if, at the time of such termination, MedImmune is supplying Micromet with Clinical Trial Materials) required by Micromet to complete any clinical trials commenced by or on behalf of Micromet prior to the effective date of such termination pursuant to a Development Plan approved unanimously by the JDC.
     18.2 Effect of Expiration on Intellectual Property. Upon expiration of this Agreement pursuant to Section 17.1 above, (a) the licenses granted in Section 11 by Micromet to MedImmune will become fully paid, perpetual, and irrevocable, and (b) the licenses granted in Section 11 by MedImmune to Micromet will become fully paid, perpetual, and irrevocable.
     18.3 Effects of Termination on Licenses.
          18.3.1 If the licenses granted to MedImmune under this Agreement are terminated in the entirety pursuant to Section 17.2.1 or Section 17.3, then the licenses granted to Micromet by MedImmune under this Agreement will continue in full force and effect under the terms and conditions of this Agreement, except that (a) with respect to any Collaboration Product binding to a Non-Proprietary Target, the licenses granted to Micromet under Section 11 will be extended to include the Territory and (b) with respect to any Collaboration Product binding to a Proprietary Target, the licenses granted to Micromet under Section 11 will be extended to include the development, manufacture, sale and use of such Collaboration Product in Europe; provided, however, that Micromet’s and MedImmune’s obligations under this Agreement with respect to such licenses and any Patents and Know-How covered thereunder will also remain in full force and effect; and provided, further, that in each case such licenses to Micromet will be subject to any rights retained by MedImmune’s sublicensees in the Territory pursuant to Section 18.8.
          18.3.2 If the licenses granted to MedImmune under this Agreement are terminated in one or more countries in the Territory pursuant to Section 17.2.1 or 17.3, then (a) with respect to any Collaboration Product binding to a Non-Proprietary Target, the licenses granted to Micromet under Section 11 will be extended to each such country, and (b) with respect to any Collaboration Product binding to a Proprietary Target, the licenses granted to Micromet under Section 11 will be extended to each such country that is in Europe; provided, however, that Micromet’s and MedImmune’s obligations under this Agreement with respect to such licenses and any Patents and Know-How covered thereunder will also remain in full force and effect; and provided, further, that in each case such licenses to Micromet will be subject to any rights retained by MedImmune’s sublicensees in the Territory pursuant to Section 18.8.
          18.3.3 In the event that the rights and licenses granted to Micromet under this Agreement are terminated under this Agreement, then the rights and licenses granted to MedImmune under this Agreement will remain in full force and effect under this Agreement, and Micromet’s and MedImmune’s obligations

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with respect to such licenses and any Patents and Know-How covered thereunder will remain in full force and effect.
     18.4 Accrued Rights. Termination of this Agreement in the entirety for any reason or termination of the rights and licenses granted to a Party under this Agreement will be without prejudice to any rights that will have accrued to the benefit of a Party prior to the effective date of such termination. Such termination will not relieve a Party from obligations that are expressly indicated to survive the termination of this Agreement or termination of the rights and licenses granted to a Party thereunder.
     18.5 Survival. Sections 10.1, 10.2, 10.3, 10.4, 11.1.2, 11.2.6, 12.1.1, 12.1.2, 12.1.3, 14, 15, 16.2, 18, 19, 21 and 22 (except for Section 22.2.2), and the limitation on remedies set forth in Sections 4.5.2, 9.2.2 and 9.2.4, together with any definitions used or exhibits referenced therein, will survive any termination or expiration of this Agreement. In addition, the provisions set forth in Sections 6.1, 7 and 8 will survive any termination or expiration of this Agreement to the extent such provisions are necessary to effect the activities described in this Section 18.
     18.6 Inventory. During a period of [***] following any termination of this Agreement, MedImmune will be entitled, at its option, to sell any completed inventory of Collaboration Product which remains on hand as of the date of the termination under the licenses granted under this Agreement, so long as MedImmune pays to Micromet the royalties applicable to said subsequent sales in accordance with the same terms and conditions as set forth in this Agreement.
     18.7 Proprietary Target Restrictions. Upon termination of this Agreement in its entirety for any reason or termination of MedImmune’s rights with respect to a Collaboration Product against a Proprietary Target, Micromet agrees not to and agrees not to assist a Third Party to research, develop, market or sell any Collaboration Product against a Proprietary Target in any country, other than in countries in Europe as to which Micromet has rights to a Collaboration Product against a Proprietary Target under the provisions of this Agreement.
     18.8 Sublicenses. In the event that a Party’s licenses under this Agreement are terminated with respect to one or more countries, and a sublicense has been granted under this Agreement under any such licenses by such Party with respect to Collaboration Product in any such country, then this Agreement will become an agreement between the Party whose licenses were not terminated and any such sublicensee with respect to Collaboration Products in any such country, subject to such sublicensee agreeing to be bound to the terms and conditions of this Agreement; provided, however, that this Section 18.8 will not apply with respect to any sublicensee that is in breach of the applicable sublicense agreement or would be in breach of this Agreement upon the conversion of the applicable sublicense as contemplated herein; and provided, further, that MedImmune’s obligations to supply Clinical Trial Materials and Licensed Product for commercial sale may not be transferred by MedImmune to any sublicensee pursuant to this Section 18.8.
19. Indemnification and Insurance
     19.1 Indemnification of Micromet. MedImmune will indemnify Micromet and its Affiliates, and their respective directors, officers, and employees (each, a “Micromet Indemnitee”), and defend and save each of them harmless from and against any and all losses, damages, liabilities, costs and expenses

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(including reasonable attorneys’ fees and expenses) in connection with any and all liability suits, investigations, claims or demands (collectively, “Losses”) arising from or occurring as a result of any claim or lawsuit by a Third Party against a Micromet Indemnitee, to the extent caused by or arising out of: (a) the gross negligence or willful misconduct on the part of MedImmune, its Affiliates or sublicensees in performing any activity contemplated by this Agreement, or (b) the development or Commercialization of Collaboration Product by MedImmune, its Affiliates or sublicensees (other than Collaboration Product provided by MedImmune to Micromet or its Affiliates or their licensees); in each case, excluding any Losses for which Micromet has an obligation to indemnify one or more MedImmune Indemnitees pursuant to Section 19.2.
     19.2 Indemnification of MedImmune. Micromet will indemnify MedImmune, its Affiliates, and their respective directors, officers, and employees (each, a “MedImmune Indemnitee”), and defend and save each of them harmless from and against any and all Losses arising from or occurring as a result of any claim or lawsuit by a Third Party against a MedImmune Indemnitee, to the extent caused by or arising out of: (a) the gross negligence or willful misconduct on the part of Micromet or its Affiliates, licensees or sublicensees in performing any activity contemplated by this Agreement, or (b) the research, development or Commercialization of Collaboration Product (or any other product or process as to which Micromet is licensed under this Agreement by MedImmune) by Micromet, its Affiliates or licensees; in each case, excluding any Losses for which MedImmune has an obligation to indemnify one or more Micromet Indemnitees pursuant to Section 19.1.
     19.3 Notice of Claim. All indemnification claims in respect of any MedImmune Indemnitee or Micromet Indemnitee seeking indemnity under Sections 19.1 or 19.2 (collectively, the “Indemnitees” and each an “Indemnitee”) will be made solely by the corresponding Party (the “Indemnified Party”). The Indemnified Party will give the indemnifying party (the “Indemnifying Party”) prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under Section 19.1 or Section 19.2, but in no event will the Indemnifying Party be liable for any Losses that result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss are known at such time). The Indemnified Party will furnish promptly to the Indemnifying Party copies of all papers and official documents received in respect of any Losses.
     19.4 Control of Defense. At its option, the Indemnifying Party may assume the defense of any claim subject to indemnification as provided for in Sections 19.1 and 19.2 (each, a “Third Party Claim”) by giving written notice to the Indemnified Party within 30 days after the Indemnifying Party’s receipt of an Indemnification Claim Notice. Upon assuming the defense of a Third Party Claim, the Indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the Indemnifying Party. In the event the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party will immediately deliver to the Indemnifying Party all original notices and documents (including court papers) received by any Indemnitee in connection with the Third Party Claim. Should the Indemnifying Party assume the defense of a Third Party Claim, the Indemnifying Party will not be liable to the Indemnified Party or any other Indemnitee for any legal expenses subsequently incurred by such Indemnified Party or other Indemnitee in connection with the analysis, defense or settlement of the Third Party Claim.

     19.5 Right to Participate in Defense. Without limiting Section 19.4, any Indemnitee will be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment will be at the Indemnitee’s own expense unless (i) the employment thereof has been specifically authorized by the Indemnifying Party in writing, or (ii) the Indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 19.4 (in which case the Indemnified Party will control the defense).
     19.6 Settlement. With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that will not result in the Indemnitee’s becoming subject to injunctive or other relief or otherwise adversely affect the business of the Indemnitee in any manner other than by the payment of money damages, and as to which the Indemnifying Party will have acknowledged in writing the obligation to indemnify the Indemnitee hereunder, the Indemnifying Party will have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the Indemnifying Party, in its sole discretion, will deem appropriate, and will transfer to the Indemnified Party all amounts which said Indemnified Party will be liable to pay prior to the entry of judgment. With respect to all other Losses in connection with Third Party Claims, where the Indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 19.4, the Indemnifying Party will have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (which consent will be at the Indemnified Party’s sole and absolute discretion). The Indemnifying Party will not be liable for any settlement or other disposition of a Loss by an Indemnitee that is reached without the written consent of the Indemnifying Party. Regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnitee will admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without the prior written consent of the Indemnifying Party.
     19.7 Cooperation. Regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party will, and will cause each other Indemnitee to, cooperate in the defense or prosecution thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection with such Third Party Claim. Such cooperation will include access during normal business hours afforded to the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnitees and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the Indemnifying Party will reimburse the Indemnified Party for all its reasonable and documented out-of-pocket expenses in connection with such cooperation.
     19.8 Insurance. During the Term, each Party will have and maintain such types and amounts of liability insurance as is normal and customary in the industry generally for parties similarly situated, and will upon request provide the other Party with a copy of its certificate of insurance in that regard, along with any amendments and revisions thereto.
20. Representations and Warranties
     20.1 Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party that, as of the Effective Date:

          20.1.1 Such Party (a) has the power and authority to enter into this Agreement and perform its obligations hereunder, and (b) has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;
          20.1.2 This Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation of such Party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity;
          20.1.3 The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of applicable law or any provision of the articles of incorporation, bylaws or any similar instrument of such Party in any material way, and (b) do not conflict with, violate, or breach or constitute a default or require any consent under, any contractual obligation or court or administrative order by which such Party is bound.
     20.2 Additional Representations and Warranties of Micromet. Micromet hereby represents and warrants to MedImmune that:
               (a) Micromet is a corporation duly organized, validly existing and in good standing under the laws of Germany, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement;
               (b) Micromet owns all right, title and interest in and to the Patents of Exhibit A-1;
               (c) The Patents of Exhibit A-2 are licensed to Micromet under one or more Technology Acquisition Agreements of Exhibit D and that the Patents of Exhibit A-2 have been sublicensed to MedImmune in the Territory under this Agreement;
               (d) Micromet has not previously granted and, prior to expiration or termination of this Agreement, will not grant any rights in the Licensed Technology that conflict with the rights and licenses granted to MedImmune herein;
               (e) prior to the Effective Date, it has disclosed to MedImmune all such information that, to Micromet’s knowledge, is material to the activities contemplated hereunder and that, to Micromet’s knowledge, such information and data is correct in all material respects;
               (f) as of the Effective Date, it has neither received from nor delivered any written claim to a Third Party (nor has a Third Party to the knowledge of Micromet’s officers threatened such a claim) asserting the invalidity, unenforceability or misuse of any Patent included in Licensed Technology;
               (g) to the knowledge of Micromet’s officers as of the Effective Date, other than Patents licensed to MedImmune under this Agreement, no Patent owned or controlled by a Third Party would be infringed by manufacture, use or sale of a BiTE Product in the Territory; and
               (h) as of the Effective Date, (i) all the Technology Acquisition Agreements as to which Micromet is a party with respect to Know-How and Patents that relate to BiTE Product or manufacture or use thereof are listed in Exhibit D, (ii) such Technology Acquisition Agreements are in full force and effect and that valid and effective sublicenses thereunder have been granted to MedImmune pursuant to this Agreement, (iii) to the knowledge of Micromet, no Party to any such Technology Acquisition Agreement is in breach thereof, and (iv) to the knowledge of Micromet, no Party to any such Technology Acquisition Agreement has notified any other party thereto of any breach thereof.
     20.3 Schedule of Exceptions. Promptly after a Target is designated a Collaboration Target pursuant to this Agreement, Micromet will deliver to MedImmune written notice that Micromet continues to grant the warranties set forth in Section 20.2 above with respect to such Collaboration Target and Collaboration Products binding thereto; provided, however, that if Micromet cannot, in good faith, make one or more of such warranties with respect to such Collaboration Target and Collaboration Products binding thereto, Micromet may include in such written notice a schedule of exceptions describing which such warranties are no longer valid and the reasons therefor.
     20.4 Additional Representations and Warranties of MedImmune. MedImmune hereby represents and warrants to Micromet that MedImmune is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement. Promptly after a Proprietary Target is designated a Collaboration Target, MedImmune will warrant to Micromet at such time that (a) MedImmune owns or is the exclusive licensee of the Patents or patent applications responsible for the proprietary status of such Target, and (b) to the best knowledge of MedImmune’s officers, the performance of Micromet’s rights and obligations under this Agreement with respect to the development of Collaboration Products binding to such Proprietary Target does not infringe any Patents of a Third Party other than those licensed to MedImmune, provided, however, if MedImmune cannot in good faith make the warranty (b) of this Section 20.4, MedImmune shall designate such exceptions to Micromet in writing.
21. Disclaimer; Limitation of Liability
     21.1 Disclaimer of Warranty. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN THIS AGREEMENT, MEDIMMUNE AND MICROMET MAKE NO REPRESENTATIONS AND GRANT NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND MEDIMMUNE AND MICROMET EACH SPECIFICALLY DISCLAIM ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, EXPRESS, STATUTORY OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.
     21.2 Limitation of Liability. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR LOST PROFITS, LOSS OF DATA, OR FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING UNDER ANY CAUSE OF ACTION AND ARISING IN ANY WAY OUT OF THIS AGREEMENT. THE FOREGOING LIMITATIONS WILL NOT APPLY TO AN AWARD OF ENHANCED DAMAGES AVAILABLE UNDER THE PATENT LAWS FOR WILLFUL PATENT

INFRINGEMENT AND WILL NOT LIMIT EITHER PARTY’S LIABILITY AND OBLIGATIONS TO THE OTHER PARTY UNDER SECTIONS 15 AND 19.
22. Miscellaneous
     22.1 Force Majeure. Neither Party will be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority. The non-performing Party will notify the other Party of such force majeure within 10 days after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance will be of no greater scope and no longer duration than is necessary and the non-performing Party will use commercially reasonable efforts to remedy its inability to perform; provided, however, that in the event the suspension of performance continues for [***] after the date of the occurrence, the Party not affected by such force majeure may terminate this Agreement immediately upon written notice to the other Party.
     22.2 Assignment.
          22.2.1 Neither Party will sell, transfer, assign, delegate, pledge or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties under this Agreement without the prior written consent of the other Party, which consent will not be withheld or delayed unreasonably; provided, however, that either Party may assign or transfer this Agreement or any of its rights or obligations under this Agreement without the consent of the other Party (a) to any Affiliate of such Party, or (b) to any Third Party with which it merges or consolidates, or to which it transfers all or substantially all of its assets to which this Agreement relates. The assigning Party (unless it is not the surviving entity) will remain jointly and severally liable with the relevant Affiliate or Third Party assignee under this Agreement, and the relevant Affiliate assignee, Third Party assignee or surviving entity will assume in writing all of the assigning Party’s obligations under this Agreement. Any purported assignment or transfer in violation of this section will be void ab initio and of no force or effect.
          22.2.2 Neither Party will assign or otherwise transfer ownership (in whole or in part), in the case of Micromet, in and to Licensed Technology and, in the case of MedImmune, in and to MedImmune Collaboration Technology and/or MedImmune Independent Technology (as to MedImmune, in each case only with respect to (i) Approved Collaboration Products against a Non-Exclusive Target in Europe, (ii) Approved Collaboration Product against a Proprietary Target in Europe to the extent that Micromet has co-promotion rights thereto under this Agreement, and (iii) any Commercial Process for producing the foregoing in Europe) without the prior written consent of the other Party; provided, however, that a Party may assign such interest in whole without such consent (a) to an Affiliate of such Party, (b) in connection with the transfer or sale of all or substantially all of its business, or (c) to any Third Party with which it merges or consolidates; and provided, further, that such assignment is in connection with a permitted assignment of this Agreement and to the same assignee as to which this Agreement is assigned, that such

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assignment is subject to this Agreement, and that the assignee assumes in writing the assigning Party’s obligations under this Agreement.
     22.3 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties.
     22.4 Governing Law; Dispute Resolution.
          22.4.1 This Agreement, and any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement will be governed by and construed in accordance with the laws of the State of New York, U.S.A., without giving effect to any principles of choice of law that would require the application of the laws of a different state or country.
          22.4.2 The Parties will try to settle their differences amicably between themselves. If any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement, including the performance or alleged non-performance of a Party of its obligations under this Agreement arises between the Parties (each a “Dispute”), a Party may notify the other Party in writing of such Dispute. If the Parties are unable to resolve the Dispute within [***] of receipt of the written notice by the other Party, such dispute will be referred to the Chief Executive Officers of each of the Parties who will use their good faith efforts to resolve the Dispute within [***] after such referral.
          22.4.3 If a Dispute is not resolved as provided in the preceding Section 22.4.2, whether before or after termination of this Agreement, the Parties hereby agree to resolve such Dispute by final and binding arbitration administered under the rules of arbitration of JAMS by one arbitrator appointed in accordance with the said Rules, provided that upon request of either Party, three arbitrators will be appointed. If the Parties are unable to mutually select such panel, the panel will be selected in accordance with the procedures of JAMS. The decision and award rendered by the panel will be final and binding. In any such arbitration, the arbitrators will not have the right to modify the terms and conditions of this Agreement. As a result, the rights and obligations of the Parties will be determined in accordance with the terms and conditions of this Agreement and any award will be only in accordance with the terms and conditions of this Agreement. The Parties will exert best efforts to have the decision and award rendered within [***] after the first to occur of (i) notice of breach of this Agreement, which breach is a subject of the arbitration, and (ii) a notice invoking this arbitration provision. Judgment upon the award may be entered in any court having jurisdiction thereof. Any arbitration pursuant to this section will be held in Washington, D.C. or such other place as may be mutually agreed upon in writing by the Parties. With respect to any disputes arising in connection with an alleged breach of a Party’s rights and obligations with respect to confidential Know-How or Confidential Information received from the other Party, the arbitrator will apply

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the discovery provisions of the Federal Rules of Civil Procedure. This means that depositions may be taken and full discovery may be obtained in any arbitration commenced under this Section 22.4 with respect to such disputes.
          22.4.4 Notwithstanding the provisions of this Section 22.4, either Party will have the right to seek temporary or permanent injunctive relief in any court of competent jurisdiction as may be available to such Party under the laws and rules applicable in such jurisdiction. Further, the provisions of this Section 22.4 will not apply with respect to any claim of a Party that the other Party is infringing any of its patents.
     22.5 Notices. All notices or other communications that are required or permitted hereunder will be in writing and delivered personally, sent by facsimile (and promptly confirmed by personal delivery or overnight courier as provided in this Agreement), or sent by internationally-recognized overnight courier addressed as follows:
     If to MedImmune, to:
Before January 1, 2004
MedImmune, Inc.
35 W. Watkins Mill Road
Gaithersburg, MD 20878
USA
Attention: Legal Department
Facsimile: (301) 527-4214
After January 1, 2004
MedImmune, Inc.
One MedImmune Way
Gaithersburg, MD 20878
USA
Attention: Legal Department
Facsimile: (301) 527-4214
     If to Micromet, to:
Micromet AG
Staffelseestrasse 2
81477 Munich
Germany
Attention: Chief Business Officer
Facsimile: ++49 89 895 277 205
with a copy to:
Cooley Godward LLP
One Freedom Square

Reston Town Center
11951 Freedom Drive
Reston, Virginia 20190-5656
Attention: Matthias Alder
Facsimile: (703) 456-8100
or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance with this Agreement. Any such communication will be deemed to have been given (i) when delivered, if personally delivered or sent by facsimile on a business day, and (ii) on the second business day after dispatch, if sent by internationally-recognized overnight courier. It is understood and agreed that this Section 22.5 is not intended to govern the day-to-day business communications necessary between the Parties in performing their duties, in due course, under the terms of this Agreement.
     22.6 Entire Agreement; Modifications. This Agreement (including any Exhibits, Schedules, or other attachments hereto, each of which is hereby incorporated by reference herein) sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter of this Agreement and all prior agreements, understanding, promises and representations, whether written or oral, with respect thereto are superseded by this Agreement, including the Confidentiality Agreement between the Parties dated December 11, 2002; provided, however, that no agreement between the Parties executed contemporaneously with this Agreement will be so superseded by this Agreement. Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth in this Agreement. No amendment or modification of this Agreement will be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.
     22.7 Relationship of the Parties. It is expressly agreed that the relationship between the Parties is and will be that of independent contractors, and that the relationship between the Parties will not constitute a partnership, joint venture or agency. Neither Party will have the authority to make any statements, representations or commitments of any kind, or to take any action, which will be binding on the other, without the prior written consent of the other to do so. All persons employed by a Party will be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment will be for the account and expense of such Party.
     22.8 Waiver. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit of such term or condition, but no such waiver will be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party of any right under this Agreement or of claims based on the failure to perform or a breach by the other Party will not be deemed a waiver of any other right under this Agreement or of any other breach or failure by said other Party whether of a similar nature or otherwise.
     22.9 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
     22.10 No Benefit to Third Parties. The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they will not be construed as conferring any rights on any other parties.

     22.11 Further Assurance. Each Party will duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.
     22.12 English Language. This Agreement has been written and executed in the English language. Any translation into any other language will not be an official version hereof, and in the event of any conflict in interpretation between the English version and such translation, the English version will control.
     22.13 Construction. Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, the use of any gender will be applicable to all genders, and the word “or” is used in the inclusive sense (and/or). The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” as used herein means including, without limiting the generality of any description preceding such term. References to “Section” or “Sections” are references to the numbered sections of this Agreement, unless expressly stated otherwise.
[Remainder of this page is left blank intentionally]

In Witness Whereof, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Micromet AG	MedImmune, Inc.
By: /s/ Christian Itin	By: /s/ David M. Mott

Name: Christian Itin	Name: David M. Mott
Title: Chief Business Officer	Title: CEO

By: /s/ G.K. Mirow

Name: G.K. Mirow
Title: Chief Financial Officer
[Signature Page to the BiTE Research Collaboration Agreement]

Exhibit A-1
Issued Patents and Published Patent Applications of Micromet
(as of the Effective Date)

Patent / Application
Country	Title of Application	Number	Comment/Status
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

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1

Patent / Application
Country	Title of Application	Number	Comment/Status
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2

Exhibit A-2
Issued Patents and Published Patent Applications
licensed by Micromet
(as of the Effective Date)

Application	Application				Patent	Date of
Number	Filing Date	Country	Title of Application	Status	Number	Grant
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[***]	[***]	[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

1

Application	Application				Patent	Date of
Number	Filing Date	Country	Title of Application	Status	Number	Grant
[***]	[***]	[***]	[***]	[***]	[***]	[***]

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***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Date of
Application	Application			Application	Patent	Patent
Number	Filing Date	Country	Title of Application	Status	Number	Grant
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***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

3

Date of
Application	Application			Application	Patent	Patent
Number	Filing Date	Country	Title of Application	Status	Number	Grant
[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Licensed by Micromet from [***]
As per [***]
I. Patents and Patent Applications based on Swiss Patent Application No[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

4

Country	Appln.-No.	Patent-No.	Expiry Date	Status	Type
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[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
II. Patents and Patent Applications based on Swiss Patent Application [***]

Country	Appln.-No.	Patent-No.	Expiry Date	Status	Type
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

5

Country	Appln.-No.	Patent-No.	Expiry Date	Status	Type
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

Patents and patent applications licensed to Micromet by [***]include, in addition to those rights indicated above, the patents and patent applications based on Swiss Patent Application No.[***] and any and all patents that may issue from said patent applications, including any and all divisions, continuations, continuations-in-part, extensions in any form whatsoever, substitutions, renewals, registrations, revalidations, reissues or additions of or to any of the aforesaid patents and patent applications.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

6

Exhibit B
Net Profits
“Net Profits” means Net Sales and damages awarded to MedImmune for [***] [***] for the applicable countries of Europe, less: (a) [***], (b) [***], (c) [***], (d) [***], (e) [***], and (f) [***], (g) [***] all as further defined below, and (h) [***] in Europe, including [***]; (i) a charge for [***] and [***] at [***]; (j) all [***] including the [***], [***] and [***] in excess of [***] or [***] [***], if any; and (k) all [***] of [***] or [***] with respect to Collaboration Product in Europe and [***] paid by [***] resulting therefrom.
“[***]” means, with respect to a particular unit of the Collaboration Product, (a) the [***] (if [***]), or (b) the [***] to a Third Party [***], and any costs of [***], [***], [***] and [***] of product (if necessary), [***], and [***] by [***] (to the extent not included in such purchase price).
“[***]” means the costs and expenses specifically identifiable to the [***], consisting of [***], [***] about sales to [***] and other [***], [***], [***], [***], [***] and [***] and other such activities, but in any case, not including any costs or expenses which are [***] by any Third Party.
“[***]” means, with respect to the Collaboration Product before and after launch, the direct costs and expenses of [***], [***], [***], [***], [***], [***], relationships with opinion leaders and [***], [***] of a Collaboration Product), [***], [***] required to maintain or expand [***] of the Collaboration Product and other similar activities related to such product, obtaining [***], and [***] (to the extent not included in the [***]); all of which costs will be calculated based on both [***] (e.g., [***], [***], [***] and [***], [***] and [***] and [***] to the marketing of Collaboration Product in Europe, etc.) and costs of outside services and expenses (e.g., [***], [***], [***], etc.) in each case consistent with MedImmune’s normal accounting practice applied consistently across all MedImmune’s products.
“[***]” means, with respect to a Collaboration Product, [***] incurred by [***] for the [***], [***] and [***] such [***] and specifically identifiable to the [***] for such product, including cost of [***], [***], [***], [***], [***], training, and [***], overhead for the [***] and allocated to the [***] in Europe and [***] and [***] allocated to the [***] for [***] in Europe in each case consistent with MedImmune’s normal accounting practice applied consistently across all MedImmune’s products.
“[***]” means, with respect to the Product, costs equal to [***]% of the sum of the [***], [***] and [***] related to the Product.
“[***]” means the cost and expense for [***] of Collaboration Product in any county of Europe required or requested by [***] thereover or as a result of a [***], including but not limited to, expenses incurred for [***].

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

1

“[***]” means payments due as a result of the [***] of Collaboration Products.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2

Exhibit C
List of Proprietary Targets
[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

1

Exhibit D
List of Technology Acquisition Agreements
• [***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

1

Exhibit E
[***] Patent

Country	Appln.-No.	Patent-No.	Expiry Date	Status	Type
[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

1

Exhibit F
List of Excluded Targets
• [***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

1